Exhibit 1.1

EXECUTION VERSION

PERPETUAL TRUSTEE COMPANY LIMITED

SMART ABS SERIES 2012-4US TRUST

US$180,000,000 Class A-1 Asset Backed Fixed Rate Notes;

US$130,000,000 Class A-2a Asset Backed Fixed Rate Notes;

US$102,500,000 Class A-2b Asset Backed Floating Rate Notes;

US$175,000,000 Class A-3a Asset Backed Fixed Rate Notes;

US$60,000,000 Class A-3b Asset Backed Floating Rate Notes;

US$82,500,000 Class A-4a Asset Backed Fixed Rate Notes; and

US$20,000,000 Class A-4b Asset Backed Floating Rating Notes.

US$ UNDERWRITING AGREEMENT

October 4, 2012

J.P. Morgan Securities LLC, as Underwriter and as Representative of the Several Underwriters listed in Schedule I

Ladies and Gentlemen:

Perpetual Trustee Company Limited (ABN 42 000 001 007), a company incorporated in Australia (the “Issuer Trustee”), in its capacity as trustee of the SMART ABS Series 2012-4US Trust (as defined below) proposes to sell to J.P. Morgan Securities LLC (“J.P. Morgan”), as Representative (in such capacity, the “Representative”) for RBS Securities Inc. (“RBS”), Macquarie Capital (USA) Inc. (“Macquarie Capital”), and ANZ Securities, Inc. (“ANZ Securities” and together with J.P. Morgan, RBS and Macquarie Capital, the “Underwriters” and each such entity an “Underwriter”), US$180,000,000 aggregate principal amount of Class A-1 Asset Backed Fixed Rate Notes (the “Class A-1 Notes”); US$130,000,000 aggregate principal amount of Class A-2a Asset Backed Fixed Rate Notes (the “Class A-2a Notes”); US$102,500,000 aggregate principal amount of Class A-2b Asset Backed Floating Rate Notes (the “Class A-2b Notes”); US$175,000,000 aggregate principal amount of Class A-3a Asset Backed Fixed Rate Notes (the “Class A-3a Notes”); US$60,000,000 aggregate principal amount of Class A-3b Asset Backed Floating Rate Notes (the “Class A-3b Notes”); US$82,500,000 aggregate principal amount of Class A-4a Asset Backed Fixed Rate Notes (the “Class A-4a Notes”); and US$20,000,000 aggregate principal amount of Class A-4b Asset Backed Floating Rates Notes (the “Class A-4b Notes”, and together with the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes and the Class A-4a Notes, the “US$ Notes”), to be issued by the Issuer Trustee as trustee of the SMART ABS Series 2012-4US Trust (the “Trust”). The Issuer Trustee will also at the same time issue its A$9,053,000 Class B Asset Backed Floating Rate Notes; A$30,037,000 Class C Asset Backed

Floating Rate Notes; A$20,574,000 Class D Asset Backed Floating Rate Notes; A$18,516,000 Class E Asset Backed Floating Rate Notes; and A$12,345,000 Seller Asset Backed Floating Rate Notes (collectively, the “Other Notes” and together with the US$ Notes, the “Notes”). Each Note will be secured by the assets of the Trust held by the Issuer Trustee in accordance with the Master Security Trust Deed, dated February 27, 2007 (as amended, supplemented or otherwise modified from time to time), among the Issuer Trustee, Macquarie Securities Management Pty Limited (the “Manager”) (ABN 26 003 435 443) and P.T. Limited (ABN 61 004 454 666) (the “Security Trustee”) and the General Security Deed, among the Issuer Trustee, the Manager, the Security Trustee and The Bank of New York Mellon, as trustee for the persons that are registered holders of the US$ Notes from time to time (the “US$ Note Trustee”). The assets of the Trust means all assets held by the Issuer Trustee from time to time as trustee of the Trust including, among other things, a pool of hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale and chattel mortgages relating to vehicles (the “SMART Receivables”). The Trust will be created pursuant to the Master Trust Deed, dated March 11, 2002 (as the same may be amended, supplemented or otherwise modified from time to time, (the “Master Trust Deed”), between the Manager and the Issuer Trustee (as successor to Permanent Custodians Limited) and the Trust Creation Deed, dated September 25, 2012 (as the same may be amended, supplemented or otherwise modified from time to time the “Trust Creation Deed”), executed by the Issuer Trustee. The US$ Notes will be issued pursuant to the US$ Note Trust Deed, to be dated on or about October 11, 2012 (as the same may be amended, supplemented or otherwise modified from time to time, the “US$ Note Trust Deed”), among the Issuer Trustee, Macquarie Leasing Pty Limited (ABN 38 002 674 982) (“MLPL”), the Manager and the US$ Note Trustee and the Series Supplement, dated October 3, 2012 (as the same may be amended, supplemented or otherwise modified from time to time, the “Series Supplement”), among the Manager, the Issuer Trustee, MLPL and Macquarie Bank Limited (ABN 46 008 583 542) (“Macquarie Bank”). The Manager and MLPL are each a “Macquarie Party” and collectively are referred to herein as the “Macquarie Parties”.

MLPL has prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), a shelf registration statement on Form S-3 (having the registration number 333-181822), including a form of prospectus, as amended by pre-effective amendment no. 1 relating to the US$ Notes. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this US$ Underwriting Agreement (the “Agreement”), the most recent such amendment shall have been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is referred to in this Agreement (as defined below) as the “Registration Statement.” MLPL proposes to file with the Commission pursuant to Rule 424(b) under the Act (“Rule 424(b)”) a supplement (such supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the “Prospectus Supplement”) to the prospectus included in the Registration Statement (such prospectus, together with any amendment thereof or supplement thereto, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereinafter referred to as the “Base Prospectus”) relating to the US$ Notes and the method of distribution thereof. The Base Prospectus as supplemented by the Prospectus Supplement is hereinafter referred to as the “Prospectus.”

At or prior to the time when sales (including any Contracts of Sale (as defined below)) of the US$ Notes were first made to investors by the Underwriters, which shall be deemed to be 3:45 PM New York time on October 4, 2012, (the “Time of Sale”), MLPL had prepared the following information (together, as a whole, the “Time of Sale Information”): (i) the preliminary prospectus supplement dated September 28, 2012, and the base prospectus dated September 28, 2012 (together, the “Initial Preliminary Prospectus”), (ii) the preliminary prospectus supplement dated October 4, 2012 (together with the Initial Preliminary Prospectus, the “Preliminary Prospectus”) and (iii) each Free Writing Prospectus (as hereinafter defined) used at or prior to the time of sale. “Free Writing Prospectus” means any “free writing prospectus”, as defined in Rule 405 under the Act relating to the US$ Notes that (i) is required to be filed with the Commission by MLPL, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5) (i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in MLPL’s records pursuant to Rule 433(g). For the avoidance of doubt, the Ratings Free Writing Prospectus shall constitute a Free Writing Prospectus. “Ratings Free Writing Prospectus” means (i) the free writing prospectus dated September 28, 2012 and (ii) the free writing prospectus dated October 4, 2012. The parties hereto acknowledge that no Free Writing Prospectus has been filed with the Commission other than the Ratings Free Writing Prospectus.

If the Manager, MLPL or an Underwriter determines or becomes aware that any “written communication” (as defined in Rule 405 under the Act) (including without limitation the Preliminary Prospectus) or oral statement (when considered in conjunction with all information conveyed at the time of the “contract of sale” within the meaning of Rule 159 under the Act and all Commission guidance relating to such rule (the “Contract of Sale”)) made or prepared by MLPL or such Underwriter contains an untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading at the time that a Contract of Sale was entered into, either MLPL or such Underwriter may prepare corrective information, with notice to the other parties; provided that any corrective information prepared by such Underwriter must be approved in writing by MLPL and the Representative, which approval, in each case, shall not be unreasonably withheld or delayed. Such Underwriter shall deliver such information in a manner reasonably acceptable to both parties, to any person with whom a Contract of Sale was entered into based on such written communication or oral statement, and such information shall provide any such person with the following:

(i)       adequate disclosure of the contractual arrangement;

(ii)      adequate disclosure of the person’s rights under the existing Contract of Sale at the time termination is sought;

(iii)     adequate disclosure of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original

Contract of Sale; and

(iv)      a meaningful ability to elect to terminate or not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale.

Any costs or losses incurred in connection with any such termination or reformation shall be paid by MLPL.

Notwithstanding anything to the contrary herein, in the event the Manager or MLPL becomes aware that, as of the Time of Sale, any Preliminary Prospectus contains or contained any untrue statement of material fact or omits or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with all Time of Sale Information) in light of the circumstances under which they were made, not misleading (a “Defective Prospectus”), the Manager or MLPL, as the case may be, shall promptly notify the Underwriters of such untrue statement or omission no later than one Business Day after discovery and MLPL shall, if requested by the Underwriters, prepare and deliver to the Underwriters an amended Preliminary Prospectus approved by the Underwriters that corrects material misstatements or omissions in a prior preliminary prospectus (a “Corrected Prospectus”).

When used in this Agreement, “Transaction Documents” shall mean the Master Trust Deed, the Deed of Assumption (as defined in the Series Supplement), the Master Security Trust Deed, the Master Sale and Servicing Deed (as defined in the Series Supplement), the US$ Note Trust Deed, the Series Supplement, the General Security Deed, the Agency Agreement (as defined in the Series Supplement), the Trust Creation Deed, the Currency Swap Agreement (as defined in the Series Supplement), each Currency Swap (as defined in the Series Supplement), the Fixed Rate Swap Agreement (as defined in the Series Supplement), the US$ Note Conditions (as defined in the Series Supplement), each Transfer Proposal (as defined in the Master Sale and Servicing Deed) and each Note. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Prospectus (as defined herein).

In this Agreement unless otherwise stated, a reference to the Issuer Trustee is a reference to the Issuer Trustee in its capacity as trustee of the Trust only, and in no other capacity. Any reference to the assets, business, property or undertaking of the Issuer Trustee, unless otherwise stated, is a reference to the Issuer Trustee in that capacity only.

Each of the Macquarie Parties, the Issuer Trustee and the Underwriters agrees as follows:

1.	Purchase and Sale.

(a)	The Issuer Trustee, at the direction of the Manager, agrees to sell the US$ Notes to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Issuer Trustee the respective principal amount of the US$ Notes set forth opposite such Underwriter’s name in Schedule I hereto at a price set forth below (expressed as a percentage of the initial principal amount of the respective class of US$ Notes):

US$ Notes	Price

Class A-1 Notes	100%

Class A-2a Notes	99.99741%

Class A-2b Notes	100%

Class A-3a Notes	99.99471%

Class A-3b Notes	100%

Class A-4a Notes	99.97101%

Class A-4b Notes	100%

The selling concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the initial principal amount of the respective class of US$ Notes, shall be as set forth in Schedule VIII.

(b)	In connection with such purchase, MLPL will pay in immediately available funds on the Closing Date to each Underwriter a commission and discount equal to the respective principal amount of the US$ Notes set forth opposite such Underwriter’s name in Schedule I hereto at a rate set forth below (expressed as a percentage of the initial principal amount of the respective class of US$ Notes), which underwriting commission and discount shall be paid to the Representative on behalf of each of the Underwriters in an aggregate amount equal to US$1,871,500:

US$ Notes	Underwriting Commissions and Discounts

Class A-1 Notes	0.110%

Class A-2a Notes	0.220%

Class A-2b Notes	0.220%

Class A-3a Notes	0.320%

Class A-3b Notes	0.320%

Class A-4a Notes	0.400%

Class A-4b Notes	0.400%

2.	Offering.

The Manager, MLPL and the Issuer Trustee understand that the Underwriters intend to make a public offering in the United States (and to make non-public offerings in other jurisdictions) of their respective portions of the Class A Notes, upon the terms specified in the Prospectus and in this Agreement, as soon after the parties hereto have executed and delivered this Agreement as in the judgment of the Representative is advisable. If the Prospectus specifies an initial public offering price or a method by which the price at which such US$ Notes are to be sold is determined, then after the US$ Notes are released for sale to the public, the Underwriters may vary from time to time the public offering price, selling concessions and reallowances to dealers that are members of the Financial Industry Regulatory Authority, Inc. and other terms of sale hereunder and under such selling arrangements.

3.	Delivery and Payment.

Subject to Section 7, payment for the US$ Notes shall be made no later than 12:00 noon, New York City time on October 11, 2012, by wire transfer in immediately available funds to the account specified by the Issuer Trustee to the Representative, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Manager may agree upon in writing. The time and date of such payment are referred to herein as the “Closing Date.” As used herein, the term “Business Day” means any day other than a Saturday, Sunday or a day on which banks are permitted or required to be closed in New York City, Sydney, Melbourne or London.

Payment for the US$ Notes shall be made against delivery to the US$ Note Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC, for the respective accounts of the several Underwriters of one or more fully registered, global book-entry notes in the form requested by the Underwriters in accordance with the terms of the US$ Note Trust Deed (the “Book-Entry Notes”) representing each of (i) US$180,000,000 in aggregate Invested Amount of the Class A-1 Notes, (ii) US$130,000,000 in aggregate Invested Amount of the Class A-2a Notes, (iii) US$102,500,000 in aggregate Invested Amount of the Class A-2b Notes, (iv) US$175,000,000 in aggregate Invested Amount of the Class A-3a Notes, (v) US$60,000,000 in aggregate Invested Amount of the Class A-3b Notes, (vi) US$82,500,000 in aggregate Invested Amount of the Class A-4a Notes and (vii) US$20,000,000 in aggregate Invested Amount of the Class A-4b Notes, with any transfer taxes payable in connection with the transfer to the Underwriters of the US$ Notes duly paid by the Manager. The Book-Entry Notes will be made available for inspection by the Underwriters at the office of Skadden, Arps, Slate, Meagher & Flom LLP, at Four Times Square, New York, New York 10036 not later than 1:00 p.m., New York City time, on the Business Day prior to the Closing Date. Interests in any Book-Entry Notes will initially be held only in book entry form through DTC.

4.	Representations, Warranties and Covenants by Underwriters.

(a)

No offering document or other form of disclosure in relation to the US$ Notes has been lodged with, or registered by, the Australian Securities and Investments Commission or the Australian Securities Exchange or any other exchange or authority. Accordingly, each of the Underwriters, severally and not jointly, represents and agrees as to itself alone that it has not offered and will not offer, for issue of the US$ Notes, and has not invited and will not invite applications for the issue of the US$ Notes or offer the US$ Notes for sale or invite offers to purchase the US$ Notes to a person, unless (i) the minimum amount payable to the relevant Underwriter by each person for the US$ Notes (after disregarding any amount paid or payable or lent by the Underwriter or any associate (as determined under sections 10 to 17 of the Corporations Act 2001 (Cth))) of the Underwriter, on acceptance of that offer by that person is at least A$500,000 (calculated in accordance with both section 708(9) of the Corporations Act 2001 (Cth) and regulation 7.1.18 of the Australian Corporations Regulations) (or its equivalent in another currency), or (ii) the offer, invitation or sale does not require disclosure to investors under Part 6D.2 of the Corporations Act 2001 (Cth), complies with the Corporations Act 2001 (Cth) and is not made to a person who is a “retail client” within the meaning of section 761G of the Corporations Act 2001 (Cth).

(b)	Each Underwriter agrees, severally and not jointly, that it will not sell US$ Notes it acquires under this Agreement to any person, or invite or induce offers from any person, for US$ Notes if the employees or other personnel of the Underwriter involved with making the offer or effecting the sale, knew, or had reasonable grounds to suspect (interpreted so as to have the same meaning as in sections 128F(3) and 128F(5) of the Income Tax Assessment Act 1936 (the “Tax Act”) and any ruling or determination issued by the Commissioner of Taxation in respect thereof), that such US$ Notes would be acquired directly or indirectly by any person specified in Schedule II or Schedule III or any person specified in writing to the Underwriter by the Issuer Trustee or Macquarie Bank or a Macquarie Party as being an associate (as defined in section 128F(9) of the Tax Act and as further described in section 128F(5) of the Tax Act) of the Issuer Trustee or Macquarie Bank or a Macquarie Party prior to the date falling 30 days after the date of this Agreement (unless in the case of a person so specified in writing, an offer, invitation or sale has been made to that person prior to that person being so specified).

(c)	Each Underwriter agrees, severally and not jointly, with the Issuer Trustee that, within 30 days of the date of this Agreement, it will offer all of the US$ Notes acquired by it pursuant to this Agreement for sale, or invite or induce offers to buy the US$ Notes by making bona fide offers of those US$ Notes to at least 10 persons each of which is carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in the financial market and none of whom are known, or suspected (interpreted so as to have the same meaning as in sections 128F(3) and 128F(5) of the Tax Act and any ruling or determination issued by the Commissioner of Taxation in respect thereof) by the employees or other personnel of the Underwriter involved with making the offer or effecting the sale, to be an associate (as defined in section 128F(9) of the Tax Act) of any of the other offerees.

(d)

Each Underwriter agrees that it will: (i) provide written advice to the Issuer Trustee and the Macquarie Parties within 40 days of the issue of US$ Notes specifying that it has complied with Section 4(c) if requested by the Issuer Trustee or Macquarie Party; and (ii) cooperate with reasonable requests from the Issuer Trustee or Manager for information for the purposes of assisting to demonstrate that the public offer test under section 128F of the Tax Act has been satisfied in respect of the US$ Notes; provided that no Underwriter shall be obliged to disclose the identity of the purchaser of any Note or any information the disclosure of which such identity might/would be capable of being ascertained or any information the disclosure of which would be contrary to or prohibited by any relevant law, regulation or directive or information which has been provided to the Underwriter on a confidential basis or is otherwise confidential to the purchaser of any Note or potential purchaser of any Note.

(e)	Each Underwriter severally, and not jointly, agrees that the distribution of the Time of Sale Information and the offering and sale of the US$ Notes in certain foreign jurisdictions may be restricted by law. The US$ Notes may not be offered or sold, directly or indirectly, and neither the Time of Sale Information nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under, and in accordance with, all applicable laws and regulations. Each Underwriter agrees severally, and not jointly, to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers US$ Notes or possesses or distributes the Time of Sale Information or any other offering material.

(f)	Each Underwriter severally, and not jointly, agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the US$ Notes except for any such arrangements with the other Underwriters or affiliates of the other Underwriters or with the prior written consent of the Manager and MLPL, and in all cases, provided that such Underwriter complies with the terms and conditions of this Agreement.

(g)	Each Underwriter severally, and not jointly, acknowledges and agrees (i) that it did not enter into any Contract of Sale for any US$ Notes prior to the Time of Sale and (ii) that it shall convey the Time of Sale Information and any amendments or supplements thereto prepared by MLPL and provided to the Underwriters prior to the Time of Sale to each person who purchases a US$ Note (or an interest therein) from such Underwriter prior to the Time of Sale.

(h)	Each Underwriter severally, and not jointly, acknowledges and agrees that it shall convey the Prospectus and any amendments or supplements thereto prepared by MLPL relating to such US$ Notes to each person who purchases a US$ Note (or an interest therein) from such Underwriter at or prior to delivery of the written confirmation of the sale of such US$ Notes to such person.

(i)

Each Underwriter severally, and not jointly, represents and warrants to MLPL, the Manager and the other Underwriters, and acknowledges and agrees that (i) on and prior to the date of this Agreement it has not delivered any written Rating Agency Information to any nationally recognized statistical rating organization (each, an “NRSRO”), other than the Rating Agency Information set forth in Schedule VII; (ii) as of the date of this Agreement, and until the Closing Date (and, only with respect to information set forth in clause (b) of the definition of Rating Agency Information below, after the Closing Date), it has not delivered and will not deliver any written Rating Agency Information to any NRSRO other than with the written consent of a Macquarie Party; and (iii) it has not communicated and will not communicate any Rating Agency Information orally to any NRSRO except in circumstances where an authorized representative of any Macquarie Party participated in such oral communications; provided, however, that if an Underwriter receives an oral communication from any NRSRO, such Underwriter is authorized to inform such NRSRO that it will respond to the oral communication with a designated representative from MLPL or will refer such NRSRO to MLPL who will respond to the oral communication. For the purposes of this Agreement, “Rating Agency Information” means any information provided to any NRSRO for the purpose of (a) determining the initial credit rating for the US$ Notes, including information about the characteristics of the SMART Receivables, the legal structure of the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents, or (b) undertaking credit rating surveillance on the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents, including information about the characteristics and performance of the SMART Receivables, the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents (as contemplated by paragraph (a)(3)(iii)(c) of Rule 17g-5). Notwithstanding any other provision of this Agreement, in no event shall the aggregate liability of any Underwriter arising out of any breach or breaches by such Underwriter of its representation and warranty or covenants set forth in this clause (i) exceed the aggregate amount of total discounts, commissions and fees received by such Underwriter pursuant to this Agreement.

(j)	Each Underwriter severally, and not jointly, acknowledges and agrees that, except as otherwise provided herein, no written information relating to the US$ Notes or the offering thereof has been delivered by it to potential investors in connection with the offering of the US$ Notes prior to the date hereof other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Macquarie Parties.

5.	Representations and Warranties of the Macquarie Parties and the Issuer Trustee.

I.	The Issuer Trustee represents and warrants to each Underwriter and the Macquarie Parties as of the date of this Agreement, as of the Time of Sale (as defined above) and as of the Closing Date, and agrees with each Underwriter and the Macquarie Parties, that:

(a)

since the respective dates as of which information is provided in any of the Time of Sale Information, the Other Materials (as defined below) and the Prospectus (as defined below), there has been no material adverse change or any development involving a likely material adverse change in or affecting the business, management, results of operations, or condition (financial or otherwise) of the Issuer Trustee except as disclosed in the Time of Sale Information and the Prospectus, which is material in the context of the Issuer Trustee performing its obligations and duties under the US$ Notes and each Transaction Document to which it is or is to be a party;

(b)	it has been duly incorporated and is validly existing as a corporation under the Corporations Act 2001 (Cth), with the power and authority (corporate and other) to conduct its business as described in the Time of Sale Information and the Prospectus and to issue the US$ Notes and to act as required by this Agreement and each Transaction Document to which it is or is to be a party and, by law, to comply with the requirements of any legislation and subordinate legislation applicable to it and no other thing is required to be done by the Issuer Trustee (including without limitation the making of any filing or registration) in order to issue the US$ Notes or to execute and act as required by this Agreement and each Transaction Document to which it is or is to be a party;

(c)	it has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it conducts any business so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents;

(d)	this Agreement has been duly authorized and executed by the Issuer Trustee;

(e)	the US$ Notes have been duly authorized, and, when issued, delivered and paid for pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid, binding and enforceable obligations of the Issuer Trustee, entitled to the benefits provided by the US$ Note Trust Deed, the Series Supplement, the Master Trust Deed, the Master Security Trust Deed and the other Transaction Documents, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles. The execution, delivery and performance by the Issuer Trustee of each of the Transaction Documents to which it either is, or is to be, a party and this Agreement has been duly authorized by the Issuer Trustee, and, when executed and delivered by it and, each of the other parties thereto, each of the Transaction Documents and this Agreement will constitute a legal, valid and binding obligation of the Issuer Trustee, enforceable against it in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles;

(f)

it is not, nor with the giving of notice or lapse of time or both will be, in violation of or in default under, its (i) constitution or (ii) any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except in the case of (ii), for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; the issue and sale of the US$ Notes and the performance by it of all of the provisions of its obligations under the US$ Notes, the Transaction Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not (I) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets of the Trust is subject; (II) result in any violation of the provisions of (x) its constitution or (y) any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, or any of its properties; or (III) other than the Prior Interest (as defined in the Master Security Trust Deed), result in the creation or imposition of any lien or encumbrance upon any of its property pursuant to the terms of any indenture, mortgage, contract or other instrument other than pursuant to the Transaction Documents which, in the case of clauses (I), (II)(y) and (III) above could reasonably be expected to have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required by the Issuer Trustee for the issue and sale of the US$ Notes or the consummation by the Issuer Trustee of the transactions contemplated by this Agreement or the Transaction Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required under state securities or “blue sky” laws in connection with the purchase and resale of the US$ Notes by the Underwriters;

(g)	other than as set forth in or contemplated by the Time of Sale Information and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting the Issuer Trustee or the Trust or, to which it is or may be a party or to which it or any property of the Trust is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Transaction Documents to which the Issuer Trustee is a party, (ii) seeking to prevent the issuance of the US$ Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents by the Issuer Trustee, (iii) that may adversely affect the United States federal or Australian federal or state income, excise, franchise or similar tax attributes of the US$ Notes, (iv) that could materially and adversely affect the Issuer Trustee’s performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents against the Issuer Trustee or (v) which could reasonably be expected to individually or in the aggregate have a material adverse effect on the interests of the holders of any of the US$ Notes;

(h)	the representations and warranties of the Issuer Trustee in respect of the Trust contained in the Transaction Documents are true and correct in all material respects as of the time as of which they were given therein;

(i)	to the Issuer Trustee’s knowledge, no event has occurred which would entitle the Manager to direct the Issuer Trustee to retire as trustee of the Trust under any Transaction Document;

(j)	it has not taken any corporate action and (to the best of its knowledge and belief having made reasonable inquiry and investigation) no other steps have been taken and subsist or legal proceedings been started and subsists or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, receiver and manager, administrator, provisional liquidator or similar officer of it or of any or all of its assets;

(k)	other than with respect to an Australian resident noteholder or a non-resident holding the US$ Notes at or through a permanent establishment in Australia who does not provide the Issuer Trustee with a tax file number or an Australian Business Number (where applicable) or proof of an appropriate exemption to quote such numbers, subject only to compliance with Section 128F of the Tax Act in relation to payments under the US$ Notes, no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature will be imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind, levied, collected, withheld or assessed by or within, the Commonwealth of Australia, in connection with the authorization, execution or delivery of any of the Transaction Documents to which it is or is to be a party or with the authorization, execution, issue, sale or delivery of the US$ Notes or the performance by the Issuer Trustee of any of its obligations under the Transaction Documents to which it is or is to be a party or the US$ Notes, other than any stamp duty payable with respect to the execution of the Transaction Documents;

(l)	the US$ Notes and the obligations of the Issuer Trustee under the US$ Note Trust Deed and the Series Supplement will be secured (pursuant to the Master Security Trust Deed and the General Security Deed) by a first ranking security interest over the assets of the Trust subject only to the Prior Interest (as defined in the Master Security Trust Deed), the General Security Deed being duly registered and any stamp duty payable thereon being duly paid;

(m)	no event has occurred or circumstances arisen which, had the US$ Notes already been issued, would (whether or not with the giving of notice or direction and/or the passage of time and/or the fulfillment of any other requirement) oblige it to retire as Issuer Trustee or constitute grounds for its removal as Issuer Trustee under any Transaction Document or to the best of its knowledge constitute an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed);

(n)	it enters into this Agreement in its capacity as trustee of the Trust, the Trust is in existence and validly constituted and it has been validly appointed trustee, of and is the sole trustee of, the Trust; and

(o)	other than the US$ Notes there are no securities of the Issuer Trustee secured by any assets of the Trust registered under the Securities Exchange Act (the “Exchange Act”), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

II.	Each of MLPL and the Manager (provided that the representations and warranties set forth in Section 5(II)(a), 5(II)(l), and 5(II)(x) through (dd) are made by MLPL only) represents and warrants (in respect of itself only) to each Underwriter and the Issuer Trustee, that as of the date of this Agreement, as of the Time of Sale and as of the Closing Date:

(a)	the Registration Statement (x) has been filed with the Commission and has become effective and is still effective as of the date hereof and (y) was declared effective by the Commission within three years prior to the Closing Date. The conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Act, have been satisfied with respect to the Registration Statement.

(b)	(A) as of the applicable effective date as to each part of the Registration Statement pursuant to Rule 430B(f)(2), and any amendment thereto under the Act, the Registration Statement complied, and on the date of this Agreement the Registration Statement will comply, in all material respects with the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the “Rules and Regulations”) and at such times did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) on the date of this Agreement, at the time of the filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will comply in all material respects with the requirements of the Act and the Rules and Regulations and does not include, or will not include, any untrue statement of a material fact, nor does the Prospectus omit to state, nor will it omit to state, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements in or omissions from the Registration Statement or Prospectus, as applicable, based upon the Excluded Information;

(c)	the Time of Sale Information, as of its date and at the Time of Sale, (i) did, and on the Closing Date will, comply in all material respects with the requirements of the Act and the Rules and Regulations and (ii) did not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements in or omissions from the Time of Sale Information based upon the Excluded Information.

(d)	no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Manager or MLPL, threatened by the Commission; and no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission;

(e)	since the respective dates as of which information is given in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations, taken as a whole, of any of the Macquarie Parties, otherwise than as set forth or contemplated in the Time of Sale Information, which is material in the context of it performing its obligations and duties under each Transaction Document to which it is or is to be a party;

(f)	it is a corporation duly incorporated and validly existing under the Corporations Act 2001 (Cth), it has the power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus and to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is a party and to carry out the transactions contemplated by such Transaction Documents; it has been duly qualified or licensed for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification or licensing, other than where the failure to be so qualified or licensed or in good standing would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents;

(g)	this Agreement has been duly authorized, executed and delivered by it;

(h)	each of the Transaction Documents to which it is or is to be a party has been duly authorized by it, and, when executed and delivered by it and each of the other parties thereto, each of the Transaction Documents to which it is or is to be a party will constitute a legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles; and the Time of Sale Information and the Prospectus are fair summaries in all material respects of the US$ Notes and the Transaction Documents except to the extent the Transaction Documents relate solely to the Other Notes.

(i)

it is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under, any Transaction Document to which it is or is to be a party, its constitution or any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents, the Underwriters, the Issuer Trustee, the issue and sale of the US$ Notes hereunder or the performance by it of all of the provisions of its obligations under the Transaction Documents and this Agreement and the consummation of the transactions herein and those contemplated in the Transaction Documents will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets are subject, nor will any such action result in any violation of the provisions of its constitution or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, or any of its properties except for such conflict, breach, default or violation which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the US$ Notes hereunder or the consummation of the transactions contemplated by this Agreement or the Transaction Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Act, the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the latter, including such applicable rules and regulations, the “Trust Indenture Act”) and as may be required under state securities or “blue sky” laws of the United States in connection with the purchase and resale of the US$ Notes by the Underwriters;

(j)	other than as set forth or contemplated in the Time of Sale Information and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of its knowledge, threatened against or affecting it or its properties or, to which it is or may be a party or to which it or any of its property is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Transaction Documents to which it is or is to be a party, (ii) seeking to prevent the issuance of the US$ Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents to which it is or is to be a party, (iii) that may adversely affect the United States federal or Australian income, excise, franchise or similar tax attributes of the US$ Notes, (iv) that could materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents or (v) which could individually or in the aggregate reasonably be expected to have a material adverse effect on the interests of the holders of the US$ Notes or the marketability of the US$ Notes, and there are no contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not described as required or are not filed as required;

(k)	the representations and warranties made by it in the Transaction Documents are true and correct in all material respects as of the time as of which they were given therein (provided that no representation and warranty is given in this subsection (k) with respect to the matters covered by subsection (l) below);

(l)	the representations and warranties given by MLPL to the Warehouse Trusts (as defined in the Prospectus) with respect to the SMART Receivables as of the cut-off date relating to each transfer of those SMART Receivables from MLPL to the relevant Warehouse Trust were true and correct in all material respects when made;

(m)	it owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Australian and United States federal, state, local and other governmental authorities (including United States regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to perform its obligations under this Agreement and the Transaction Documents, and it has not received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization; and it is in compliance with all laws and regulations necessary for the performance of its obligations under this Agreement and the Transaction Documents;

(n)	to the best of its knowledge, no event has occurred which would entitle the Manager to direct the Issuer Trustee to retire as trustee of the Trust under any Transaction Document;

(o)	it has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken and subsist or legal proceedings been started and subsist or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, receiver and manager, administrator, provisional liquidator or similar officer of it or of any or all of its assets;

(p)

other than with respect to an Australian resident noteholder or a non-resident holding the US$ Notes at or through a permanent establishment in Australia who does not provide the Issuer Trustee with a tax file number or an Australian Business Number (where applicable) or proof of an appropriate exemption to quote such numbers, subject only to compliance with Section 128F of the Tax Act in relation to payments under the US$ Notes, no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature is imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind, levied, collected, withheld or assessed by or within, the Commonwealth of Australia or any sub-division of or authority therein or thereof having power to tax in such jurisdiction, in connection with the authorization, execution or delivery of the Transaction Documents to which it is to be a party or with the authorization, execution, issue, sale or delivery of the US$ Notes and the performance of its obligations under the

Transaction Documents to which it is, or is to be, a party and the US$ Notes except for any of the Transaction Documents on which stamp duty is payable;

(q)	to the best of its knowledge, no event has occurred or circumstances arisen which, had the US$ Notes already been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed);

(r)	it has not entered and will not enter into any contractual arrangement with respect to the distribution of the US$ Notes except for this Agreement;

(s)	the Trust is not, nor as a result of the issuance of the US$ Notes and the application of the proceeds thereof in accordance with the Transaction Documents will the Trust become, an entity subject to registration as an “investment company” under the Investment Company Act of 1940 as amended;

(t)	there have been no amendments to the Transaction Documents or to the Master Trust Deed in so far as the same relates to the Trust which have not been disclosed in writing to the Underwriters;

(u)	under the laws of the State of New South Wales the claims of the Underwriters against it under this Agreement will rank at least pari passu with the claims of all other unsecured and unsubordinated creditors except claims mandatorily preferred by law;

(v)	in any proceedings taken in the Commonwealth of Australia or in the state of New York in relation to the Transaction Documents or this Agreement, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process;

(w)	no forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Time of Sale Information or the Other Materials has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith and, on and as of the date of the Prospectus and the Closing Date, no forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Prospectus will have been made or reaffirmed without a reasonable basis or will have been disclosed other than in good faith;

(x)	MLPL has provided a written representation (the “17g-5 Representation”) to each NRSRO hired by the Macquarie Parties to rate the Notes (the “Rating Agencies”), which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 of the Exchange Act;

(y)

it has complied with the 17g-5 Representation (other than any breach of the 17g- 5 Representation that would not have a material adverse effect on the Notes or the rating of the Notes); provided, that no representation is made with respect to any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties, severally and not jointly, will be fully responsible and liable to the Underwriters for full compliance with the 17g-5 Representation, including for posting on the applicable internet web site all Rating Agency Information communicated by Macquarie Bank Limited, or in the case of the Manager any subsidiary of Macquarie Bank Limited; provided, that the Macquarie Parties will not be responsible or liable for any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties has authorized Macquarie Group Limited’s Group Treasury division to have communications on behalf of it with NRSROs relating to Rating Agency Information. No other affiliate of the Macquarie Parties has authority to act on behalf of the Macquarie Parties with respect to the matters relating to the 17g-5 Representation. The Macquarie Parties have not provided Rating Agency Information to any affiliate other than Macquarie Bank Limited and MCU;

(z)	it has complied with Rule 193 under the Act in connection with the offering of the Notes;

(aa)	the documents incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act and the Exchange Act, and the rules and regulations of the Commission thereunder, provided that MLPL makes no representation or warranty regarding any documents incorporated by reference in the Registration Statement or the Prospectus under the section “The Currency Swaps and the Fixed Rate Swap – The Currency Swaps – The Currency Swap Provider”. When the Note Trust Deed is executed by all the parties thereto, it will conform in all material respects with the requirements of the Trust Indenture Act, and at all times thereafter will be duly qualified under the Trust Indenture Act;

(bb)	MLPL has satisfied all of its obligations under the Exchange Act and is eligible for use of Form S-3 under the Act;

(cc)	as of the Time of Sale, MLPL was not and as of the Closing Date is not, an “ineligible issuer”, as defined in Rule 405 under the Act;

(dd)	MLPL has filed or will file the Preliminary Prospectus, each Free Writing Prospectus and any “issuer information” as defined under Rule 433(h) under the Act included in any Free Writing Prospectus permitted by this Agreement that is required to have been filed under the Act and the Rules and Regulations and it has done or will do so within the applicable periods of time required under the Act and the Rules and Regulations.

(ee)

No written information relating to the US$ Notes or the offering thereof has been delivered by it to potential investors in connection with the offering of the US$ Notes prior to the date hereof other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters.

6.	Covenants and Agreements by the Manager, MLPL and the Issuer Trustee.

I.	Each of MLPL and the Manager covenants and agrees with each of the several Underwriters as follows:

(a)	If filing of any Free Writing Prospectus, the Preliminary Prospectus or the Prospectus or any portion thereof is required under the Act (including, without limitation, Rule 424(b) or Rule 433 of the Commission), to file such Free Writing Prospectus, Preliminary Prospectus or Prospectus, properly completed, and any supplement thereto, pursuant to the Act (including, without limitation, Rule 424(b) or Rule 433, as applicable), within the prescribed time period and to furnish copies of any Free Writing Prospectus, the Preliminary Prospectus and the Prospectus to the Underwriters, provided that the distribution of such copies shall be at the Underwriters’ expense, in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request.

(b)	To deliver, at the expense of MLPL, to the Representative upon its request up to 5 signed copies of the Registration Statement and each post-effective amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement and each post-effective amendment thereto, in each case without exhibits and, during the period of 90 days following the first date of public offering of the US$ Notes, to each of the Underwriters, as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request, provided that the distribution of such copies shall be at the Underwriter’s expense.

(c)	Subject to Section 4, each of the Manager and MLPL hereby (A) authorizes the Underwriters to distribute copies of the Prospectus and any amended Prospectus or supplement to the Prospectus in accordance with the provisions of Section 4 hereof, (B) acknowledges that copies of the Time of Sale Information have already been distributed by the Underwriters with the consent of the Manager and MLPL and (C) acknowledges that copies of the materials set forth in Schedule IV hereto (the “Other Materials”) have already been distributed by the Underwriters with the consent of the Manager and MLPL.

(d)	For the period of 90 days following the Time of Sale, before filing any amendment or supplement to the Registration Statement or the Base Prospectus and the Prospectus Supplement, to furnish to the Representative a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representative reasonably objects.

(e)	If, at any time after the Closing Date and prior to the earlier of 90 days following the first resale of any US$ Notes by the Underwriters hereunder or the completion of the initial distribution of the US$ Notes by the Underwriters hereunder, either the Manager or MLPL becomes aware of the occurrence of any event as a result of which the Prospectus or Time of Sale Information as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with any applicable law, the Manager or MLPL, as the case may be, will promptly notify the Underwriters of such event and will promptly prepare, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters’ consent to, nor the delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

(f)	So long as the US$ Notes are outstanding or until such time as the Representative advises MLPL that the Underwriters have ceased to maintain a secondary market in the US$ Notes, whichever occurs first, MLPL agrees that it will furnish to the Underwriters, to the extent not otherwise available from any publicly available source, (i) copies of each certificate, the annual statements of compliance and the annual independent certified public accountant’s audit report on the financial statements furnished to the Issuer Trustee pursuant to the Transaction Documents by first class mail as soon as practicable after such statements and reports are furnished to the Issuer Trustee, (ii) copies of each amendment to any of the Transaction Documents applicable to the Trust, (iii) on each day preceding a Distribution Date (as defined in the Series Supplement) or as soon thereafter as practicable, notice by email or facsimile to the Underwriters of the Note Factor (as defined in the note conditions set out in Schedule 7 of the US$ Note Trust Deed, the “Note Conditions”), (iv) copies of all reports or other communications (financial or other) furnished to holders of the US$ Notes, and (v) from time to time such other information concerning the Trust, the Manager and/or MLPL as the Underwriters may reasonably request.

(g)	To the extent, if any, that the ratings provided with respect to the US$ Notes by the Rating Agencies are conditional upon the furnishing of documents or the taking of any other action by the Manager or MLPL, each of the Manager and MLPL shall use its reasonable efforts to furnish such documents and take any other such action.

(h)	Each of the Manager and MLPL will, upon reasonable request, assist the Underwriters to make arrangements with DTC, Euroclear and Clearstream, Luxembourg concerning the issue of the US$ Notes and related matters.

(i)	Each of MLPL and the Manager will not take, or cause to be taken, any action and will not knowingly permit any action to be taken which it knows or has reason to believe would result in the US$ Notes not being assigned the ratings referred to in Section 7(n) below.

(j)	The Manager will cause the security interest created by or contained in the Master Security Trust Deed and the General Security Deed to be perfected by registration on the PPS Register.

(k)	Each of MLPL and the Manager agrees that it will comply with all laws, regulations and orders of Governmental Agencies (as defined in the Master Trust Deed) binding on it where a breach may have a material adverse effect on the performance by it of its obligations under this Agreement.

(l)	Each of MLPL and the Manager agrees to notify the Issuer Trustee and the Underwriters immediately upon in becoming actually aware of any condition, event or act which with the giving of notice and/or the lapse of time and/or any determination or certification would constitute a material breach of any Transaction Document or this Agreement or an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed).

(m)	Each of MLPL and the Manager agrees to notify each Underwriter promptly of any act, condition, matter or thing of which it becomes aware prior to the Closing Date which would render its representations and warranties set forth in Section 5(II) untrue or inaccurate in any material respect if the same were made or repeated with reference to the facts and circumstances then existing.

(n)	Without the prior written consent of the Underwriters, none of the Macquarie Parties shall, and shall not direct the Issuer Trustee to, and each of the Macquarie Parties shall cause their affiliates not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by Issuer Trust under the SMART Securitization Program or any asset-backed securities backed by hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale or chattel mortgages relating to vehicles originated by MLPL (other than the Notes or under any warehouse trust or facility), in the United States for a period of 60 days from the date of the Prospectus.

(o)	None of the Macquarie Parties shall, and each of the Macquarie Parties shall cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the US$ Notes.

(p)	Each of the Macquarie Parties shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and each of the Macquarie Parties shall use its best efforts to satisfy all conditions precedent on its part to the delivery of the US$ Notes.

(q)	Each of the Macquarie Parties acknowledges that no written information relating to the US$ Notes or the offering thereof may be delivered to potential investors in connection with the offering of the US$ Notes other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters.

(r)	Each of the Macquarie Parties will comply with the 17g-5 Representation (other than any breach of the 17g-5 Representation that would not have a material adverse effect on the Notes or the rating of the Notes); provided, that no representation is made with respect to any breach arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties, severally and not jointly, will be fully responsible and liable to the Underwriters for full compliance with the 17g-5 Representation, including for posting on the applicable internet web site all Rating Agency Information communicated by Macquarie Bank Limited; or, in the case of the Manager only, any subsidiary of Macquarie Bank Limited, provided that the Macquarie Parties will not be responsible or liable for any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each Macquarie Party has authorized Macquarie Group Limited’s Group Treasury division to have communications on behalf of it with NRSROs relating to Rating Agency Information. No other affiliate of the Macquarie Parties has authority to act on behalf of the Macquarie Parties with respect to the matters relating to the 17g-5 Representation and the Macquarie Parties will not authorize any other affiliate to so act. The Macquarie Parties have not provided and will not provide Rating Agency Information to any affiliate other than Macquarie Bank Limited and MCU.

(s)	MLPL shall file with the Commission, within the applicable period of time required under the Act and the rules and regulations of the Commission thereunder, any Free Writing Prospectus delivered to investors in accordance with this Section, that MLPL is required to file under the Act and the rules and regulations of the commission thereunder.

II.	The Issuer Trustee covenants and agrees with each of the several Underwriters and each of the Macquarie Parties as follows:

(a)	to use the net proceeds received by the Issuer Trustee from the sale of the US$ Notes pursuant to this Agreement in the manner specified in the Prospectus under the caption “Use of Proceeds”;

(b)	to notify the Underwriters and the Macquarie Parties promptly after it becomes actually aware of any matter which would make any of its representations and warranties in this Agreement untrue if given at any time prior to payment being made to the Issuer Trustee on the Closing Date and take such steps as may be reasonably requested by the Representative to remedy the same;

(c)	to use all reasonable efforts to procure satisfaction on or before the Closing Date of the conditions referred to in Section 7 below and, in particular the Issuer Trustee shall execute those of the Transaction Documents not executed on the date hereof on or before the Closing Date;

(d)	to perform all of its obligations under each of the Transaction Documents to which it is a party which are required to be performed prior to or simultaneously with the closing on the Closing Date;

(e)	not to take, or cause to be taken, any action or knowingly permit any action to be taken which it knows or has reason to believe would result in the US$ Notes not being assigned the ratings referred to in Section 7(n) below;

(f)	not, prior to or on the Closing Date, to amend the terms of any Transaction Document nor execute any of the Transaction Documents other than in the agreed form without the consent of the Underwriters;

(g)	subject to any applicable law, to give to the Underwriters any other information that the Underwriters reasonably request from time to time in respect of the Trust or the Transaction Documents and which the Underwriters have been unable to obtain from MLPL or the Manager;

(h)	to comply with all laws, regulations and orders of Governmental Agencies binding on it where a breach may have a material adverse effect on the performance by it of its obligations under this Agreement;

(i)	To the extent, if any, that the ratings provided with respect to the US$ Notes by any Rating Agency are conditional upon the furnishing of documents or the taking of any other action by the Issuer Trustee, the Issuer Trustee shall use its reasonable efforts to furnish such documents and take any other such action;

(j)	The Issuer Trustee shall not, and shall cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the US$ Notes;

(k)	The Issuer Trustee shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and the Issuer Trustee shall use its reasonable efforts to satisfy all conditions precedent on its part to the delivery of the US$ Notes;

(l)	The Issuer Trustee acknowledges that no written information relating to the US$ Notes or the offering thereof may be delivered to potential investors in connection with the offering of the US$ Notes other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters; and

(m)	Without the prior written consent of the Underwriters, the Issuer Trustee shall not and the Issuer Trustee shall cause its affiliates not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by Issuer Trust under the SMART Securitization Program or any asset-backed securities backed by hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale or chattel mortgages relating to vehicles originated by MLPL (other than the Notes or under any warehouse trust or facility), in the United States for a period of 60 days from the date of the Prospectus.

7.	Conditions to the Obligations of the Underwriters.

The several obligations of the Underwriters hereunder are subject to the performance by the Macquarie Parties and the Issuer Trustee of their obligations hereunder and to the following additional conditions:

(a)	the Registration Statement shall have become effective, or if a post-effective amendment is required to be filed under the Act, such post-effective amendment shall have become effective, not later than 5:00 p.m., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(I)(a) hereof; and all requests for additional information by the Representative with respect thereto shall have been complied with to the satisfaction of the Representative;

(b)	the representations and warranties of each of the Macquarie Parties and the Issuer Trustee contained herein are true and correct on and as of the Closing Date, the representations and warranties of the Macquarie Parties in the Transaction Documents are true and correct as of the dates as of which they are made therein and each Macquarie Party and the Issuer Trustee shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(c)

since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there shall not have been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of any Macquarie Party or Macquarie Bank, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus, the effect of which in the reasonable judgment of any of the Underwriters makes it impracticable or inadvisable to proceed with completion of the offering or the sale of and payment for the US$ Notes on the terms and in the manner contemplated in the Prospectus;

(d)	the Underwriters shall have received on and as of the Closing Date a certificate of an executive officer of each Macquarie Party, with specific knowledge about financial matters of such Macquarie Party substantially in the forms attached hereto as Schedule VI;

(e)	Allen & Overy, Australian counsel for the Macquarie Parties, shall have furnished to the Underwriters their written opinion, dated on or prior to the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(f)	the Underwriters on or prior to the Closing Date shall have received letters, dated the date thereof, from (i) PwC, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, confirming that they are independent of Macquarie Group Limited in accordance with the requirements of the Corporations Act 2001 and the Accounting Professional Ethics Standards Board’s APES 110 “Code of Ethics for Professional Accountants” and stating in effect that they have determined that certain information of an accounting, financial or statistical nature set forth in the Offering Document (and any amendments thereto prepared by the Macquarie Parties), agrees with the accounting records of the Manager and MLPL, excluding any questions of legal interpretation, and (ii) PwC, in form and substance satisfactory to the Underwriters, stating in effect that they have performed certain specified proceedings with respect to the SMART Receivables;

(g)	Mayer Brown LLP, special United States counsel to the Underwriters, shall have furnished to the Underwriters their negative assurance letter, dated the Closing Date, with respect to the Prospectus and Time of Sale Information, and such counsel shall have received such papers and information as they may reasonably request to enable them to deliver such negative assurance letter;

(h)	Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Macquarie Parties, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(i)	Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel to the Macquarie Parties, shall have furnished to the Underwriters their negative assurance letter, dated the Closing Date, with respect to the Prospectus and Time of Sale Information, and such counsel shall have received such papers and information as they may reasonably request to enable them to deliver such negative assurance letter;

(j)	Minter Ellison, counsel for the Issuer Trustee and the Security Trustee, shall have furnished to the Underwriters their written opinion, dated on or prior to the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(k)	Emmet, Marvin & Martin, LLP, counsel for the US$ Note Trustee, shall have furnished to the Underwriters their written opinion regarding certain matters concerning the US$ Note Trustee, dated the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(l)	King & Wood Mallesons, counsel for the Currency Swap Counterparty, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(m)	The Underwriters shall have received a letter or letters from each counsel delivering any written opinion to any Rating Agency in connection with the transaction described in this Agreement which opinion is not otherwise described in this Agreement allowing the Underwriters to rely on such opinion as if it were addressed to the Underwriters;

(n)	As of the Closing Date, the US$ Notes shall be rated by the Rating Agencies as set forth in the Ratings Free Writing Prospectus, such ratings shall not have been rescinded and no public announcement shall have been made by any Rating Agency that the rating of any Class of US$ Notes has been placed under review;

(o)	The execution and delivery by all parties thereto of the Transaction Documents on or prior to the Closing Date;

(p)	MLPL or its affiliate shall have purchased and paid for each of the Other Notes;

(q)	If this Agreement is executed under a power of attorney by the Issuer Trustee or by the Manager, the Underwriters shall have received a certified copy of each of such power of attorney; and

(r)	The Underwriters shall have received evidence that each of the conditions precedent to the issuance of the US$ Notes set forth in any of the Transaction Documents has been satisfied.

8.	Indemnification and Contribution.

(a)

Each of the Macquarie Parties, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each affiliate of an Underwriter and its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other expenses in connection with any suit, action or proceeding or any claim asserted) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto prepared by the Macquarie Parties, the Other Materials or the Time of Sale Information, or any amendment or supplement thereto prepared by the Macquarie Parties, or caused by any omission or alleged omission to state in any of the Registration Statement, the Prospectus, the Other Materials or the Time of Sale Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the Macquarie Parties will be liable in any such case to the extent that any such loss, claim, damage or liability is caused by an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Excluded Information (as defined below) and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Registration Statement (or any amendment or supplement thereto prepared by the Macquarie Parties), the Time of Sale Information (or any amendment or supplement thereto prepared by the Macquarie Parties) or the Prospectus (or any amendment or supplement thereto prepared by the Macquarie Parties), as applicable, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Underwriter, to the extent that the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Prospectus (and any amendments or supplements thereto ) were required to be delivered to the applicable purchaser of US$ Notes pursuant to Section 4(g) in connection with such purchase and any such loss, claim, damage or liability of any Underwriter to such purchaser of US$ Notes results from the fact that there was not sent or given to such purchaser of US$ Notes a copy of the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) in each case, in accordance with the delivery requirements set forth in Section 4(g), if the Manager had previously furnished copies thereof to such Underwriter prior to the time such Underwriter was required to deliver the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties), as applicable, pursuant to Section 4(g).

(b)

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Issuer Trustee and each of the Macquarie Parties, and their respective directors and officers who have prepared and will prepare the Time of Sale Information and the Prospectus, and each person that controls any of the Issuer Trustee or the Macquarie Parties within the meaning of Section 15 of the Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Macquarie Parties to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Issuer Trustee or a Macquarie Party in writing by such Underwriter directly or through the Representative expressly for use in the Time of Sale Information and Prospectus, or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information encircled in the pages attached hereto as Schedule V (the “Excluded Information”).

(c)

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to subsections (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter and such control persons of Underwriters shall be designated in writing by the Underwriters and any such separate firm for the Macquarie Parties, the Issuer Trustee, any of their respective directors and officers who have prepared or will prepare the Prospectus and any such control persons of any of the Macquarie Parties shall be designated in writing by the Manager. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this subsection (c), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such Indemnified Person, and (ii) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

(d)	If the indemnification provided for in subsections (a) or (b) above is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such subsection, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Macquarie Parties and the Issuer Trustee on the one hand, and the Underwriters on the other, from the offering of the US$ Notes, and (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Macquarie Parties and the Issuer Trustee on the one hand, and of the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Macquarie Parties and the Issuer Trustee on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Macquarie Parties and the Issuer Trustee, on the one hand, and the total discounts, commissions and fees received by the Underwriters with respect to the US$ Notes purchased pursuant to this Agreement, on the other hand, respectively bear to the total gross proceeds from the sale of the US$ Notes pursuant to this Agreement. The relative fault of the Macquarie Parties and the Issuer Trustee on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Macquarie Parties or the Issuer Trustee or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

The Macquarie Parties, the Issuer Trustee and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts, commissions and fees received by such Underwriter exceed the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of the US$ Notes set forth opposite their names in Schedule I hereto, and not joint.

(e)	The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Macquarie Parties, the Issuer Trustee and the Underwriters set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Macquarie Parties or the Issuer Trustee, its officers or directors or any other person controlling the Macquarie Parties or the Issuer Trustee and (iii) acceptance of and payment for any of the US$ Notes.

(f)	Notwithstanding the foregoing, the failure by any Indemnified Person to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have under this Section 8 to such Indemnified Person, except to the extent that it has been prejudiced in any material respect by such failure and, provided that the failure by any Indemnified Person to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have otherwise than under this Section 8.

(g)	The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

9.	Termination.

Notwithstanding anything herein contained, this Agreement, other than provisions hereof which by the terms hereof survive the termination hereof, may be terminated in the absolute discretion of any of the Underwriters, by notice given to the Manager, if (A) the Closing Date has not occurred on or prior to October 11, 2012, or (B) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange or minimum prices have been set for trading on such exchange, (ii) trading of any securities of or guaranteed by any of Macquarie

Bank, the Macquarie Parties or the Issuer Trustee shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York, Sydney, Australia or London, England shall have been declared by either United States federal, New York State, Commonwealth of Australia, New South Wales State or related United Kingdom authorities or any other material disruption in commercial banking, securities settlement or clearing services shall have occurred in the United States or Australia, (iv) in the reasonable opinion of any Underwriter there has occurred a change or any development involving a prospective change, in or affecting the business or properties of any of the Macquarie Parties or Australian, United States or international financial, political (including without limitation any outbreak or escalation of hostilities or any declaration of national emergency or war by the United States or Australia) or economic conditions or currency exchange rates or exchange controls as would be likely to materially impair the investment quality of the US$ Notes or makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the US$ Notes on the terms and in the manner contemplated in the Time of Sale Information and Prospectus.

10.	Effectiveness of Agreement; Default of Underwriters.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase US$ Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of the US$ Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the US$ Notes to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of the US$ Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of US$ Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the US$ Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of the US$ Notes that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of US$ Notes without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase US$ Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of US$ Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of US$ Notes to be purchased on such date, and arrangements satisfactory to the Underwriters and the Manager for the purchase of such US$ Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, MLPL or the Manager. In any such case either the Issuer Trustee, MLPL or the Manager shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.	Expenses.

MLPL agrees and in each case whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated pursuant to Section 9 or otherwise (except in relation to a material breach of this Agreement by an Underwriter that causes the failure of the consummation of the transactions contemplated herein), to: (i) pay all fees, costs and expenses incident to the performance of its obligations hereunder, including, without limitation, rating agency fees, auditor fees and printer fees, (ii) reimburse each Underwriter, and their respective affiliates promptly upon request for all reasonable out-of-pocket costs and expenses incurred by such Underwriter or its affiliates in connection with this Agreement or the transactions contemplated hereby, including without limitations, travel expenses, printing costs, rating agency fees, and the reasonable fees and disbursements of counsel to the Underwriters; provided that such amounts have been agreed by MLPL and any such payments shall be made without prejudice to the rights or remedies of MLPL or the Manager, as applicable, related to any termination of this Agreement and (iii) pay any stamp duty or other issue, transaction, value added or similar tax, fee or duty (including court fees) in relation to the execution of the Transaction Documents or in connection with the issue and distribution of the US$ Notes or the enforcement or delivery of this Agreement. This Section 11 shall survive the termination of this Agreement.

12.	Consent to Jurisdiction; Appointment of Agent to Accept Service of Process.

Each of the Macquarie Parties and the Issuer Trustee and each of the Underwriters hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Macquarie Parties irrevocably appoints Macquarie Bank Limited Representative Office, 125 West 55th Street, 22nd Floor, New York, New York 10019 and the Issuer Trustee irrevocably appoints CT Corporation, 111 Eighth Avenue, New York, New York 10011, to act as authorized agents for the Macquarie Parties and the Issuer Trustee, respectively, in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service or process upon such agent, and written notice of said service to it by the person servicing the same to the address provided in Section 19, shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Each of the Macquarie Parties and the Issuer Trustee further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for so long as the US$ Notes remain outstanding.

The obligation of any of the Macquarie Parties or the Issuer Trustee in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, each of the Macquarie Parties and the Issuer Trustee agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.

13.	Foreign Taxes.

Unless expressly provided otherwise herein or in the Transaction Documents, all payments to be made by the Issuer Trustee and the Macquarie Parties hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Issuer Trustee or such Macquarie Party, as applicable, is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Issuer Trustee or such Macquarie Party, as applicable, shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

14.	Waiver of Immunities.

To the extent that any of the Issuer Trustee or any of the Macquarie Parties or any of their properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter arising out of this Agreement, the Issuer Trustee and each of the Macquarie Parties, as applicable, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

15.	Judgment Currency.

If any judgment or order in any legal proceeding against any of the Issuer Trustee or any of the Macquarie Parties is given or made for any amount due hereunder and such judgment or order is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and there is any variation as between (i) the rate of exchange (the “Judgment Rate”) at which the United States dollar amount is converted into Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange (the “Market Rate”) at which the person to whom such amounts is paid (the “Payee”) is able to purchase United States dollars with the amount of the Judgment Currency actually received by the holder, then the difference, expressed in United States dollars, between such amount calculated at the Judgment Rate and such amount calculated at the Market Rate shall be indemnified (a) if negative by the Issuer Trustee and the Macquarie Parties, as applicable, to the Payee and (b) if positive by the Payee to the Issuer Trustee and the Macquarie Parties, as applicable. The foregoing indemnity shall constitute separate and independent obligations of the Issuer Trustee and the Macquarie Parties or the Payee, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate or exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

16.	Computational Materials, ABS Informational Materials and Electronic Copy of Preliminary Prospectus.

Other than the Preliminary Prospectus, the Other Materials and the Prospectus, each Underwriter severally represents, warrants and agrees with MLPL and the Manager that it has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the US$ Notes, including, but not limited to any “ABS informational and computational materials” as defined in Item 1101(a) of Regulation AB under the Act unless such Underwriter has obtained the prior written approval of MLPL and the Manager; provided, however, each Underwriter may prepare and convey to one or more of its potential investors without the consent of MLPL, the Manager or any of their respective affiliates one or more “written communications” (as defined in Rule 405 under the Act) in the form of (i) an Intex CDI file that does not contain any Issuer Information (as defined below) other than Issuer Information included in the Preliminary Prospectus previously filed with the Commission or (ii) other written communication containing no more than the following: (a) information contemplated by Rule 134 under the Act, (b) information included in the Preliminary Prospectus or the Prospectus, and (c) a column or other entry showing the status of the subscriptions for the Notes and/or expected pricing parameters of the Notes. MLPL and the Manager each authorize each Underwriter to transmit by graphic means any “road show” (as defined under Rule 433(h) under the Act) in which representatives of MLPL or the Manager participate. As used herein, the term “Issuer Information” means any information of the type specified in clauses (1) – (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform), other than Underwriter Derived Information. As used herein, the term “Underwriter Derived Information” shall refer to information of the type described in clause (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform) when prepared by any Underwriter, including traditional computational and analytical materials prepared by the Underwriter.

17.	Certain Matters Relating to the Issuer Trustee.

The Issuer Trustee enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity. Any liability arising under or in connection with this Agreement is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of assets of the Trust out of which the Issuer Trustee is actually indemnified for such liability. This limitation of the Issuer Trustee’s liability described in this Section applies despite any other provision of this Agreement to the contrary and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

(a)	The parties other than the Issuer Trustee may not sue the Issuer Trustee in respect of liabilities incurred by the Issuer Trustee acting in its capacity as Issuer Trustee of the Trust in any capacity other than as trustee of the Trust, including seeking the appointment of a receiver (except in relation to the assets of the Trust) or a liquidator, an administrator or any other similar person to the Issuer Trustee or prove in any liquidation, administration or arrangements of or affecting the Issuer Trustee (except in relation to the assets of the Trust).

(b)	The provisions of this Section 17 shall not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the US$ Note Trust Deed, this Agreement or any other Transaction Document or by operation of law there is a reduction in the extent of the Issuer Trustee’s indemnification or exoneration out of the assets of the Trust as a result of the Issuer Trustee’s fraud, negligence or willful default.

(c)	It is acknowledged that the Relevant Parties (as defined in the Series Supplement) are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations under the Transaction Documents) will be considered fraudulent, negligent or a willful default for the purpose of this Agreement to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed in good faith and with due care who provides services in respect of the Trust to fulfill its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other such person regardless of whether the act or omission is purported to be on behalf of the Issuer Trustee.

(d)	No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of the Issuer Trustee in a way that exposes the Issuer Trustee to any liability in excess of that contemplated in this Section 17, and no act or omission of any such person appointed in good faith and with due care will be considered the Issuer Trustee’s fraud, negligence or willful default.

(e)	The Issuer Trustee is not obligated to do anything or refrain from doing anything under or in connection with this Agreement (including incur a liability) unless the Issuer Trustee’s liability is limited in the same manner as set out in this Section 17.

18.	Successors.

This Agreement shall inure to the benefit of and be binding upon the Macquarie Parties, the Issuer Trustee, the Underwriters, each affiliate of any Underwriter, any controlling persons referred to herein and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of US$ Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase. The respective rights and obligations of the parties hereto may not be assigned except with the prior written consent of the other parties.

19.	Actions by Representative; Notices.

Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon and enforceable against the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at:

J. P. Morgan Securities LLC

383 Madison Avenue, Floor 31

New York, NY 10179

Attention: John Cho

Email: John.ABS.Cho@jpmorgan.com

RBS Securities Inc.

600 Washington Boulevard

Stamford, CT 06901

Attention: Carl Spalding

Email: Carl.Spalding@rbs.com

Macquarie Capital (USA) Inc.

125 West 55th Street

22nd Floor

New York NY 10019 USA

Attention: Executive Director, Legal Risk Management Division, Fixed Income, Currencies and Commodities group

Email: ficc.notices@macquarie.com

ANZ Securities, Inc.

277 Park Avenue

31st Floor

New York, NY 10172

Attention: Thomas Ferguson

Email: Thomas.Ferguson@anz.com

Notices to the Manager shall be given to it at Macquarie Securities Management Pty Limited, Level 1, No. 1 Martin Place, Sydney, NSW 2000, Australia, Facsimile: +61 2 8232 8344, Attention: Division Director, Debt Markets; to the Issuer Trustee shall be given to it at Perpetual Trustee Company Limited, Level 12, 123 Pitt Street, Sydney NSW 2095 Australia, Facsimile: +61 2 8256 1424, Attention: Manager, Transaction Manager; and notices to MLPL shall be given to it at Level 3, 9 Hunter St., Sydney, NSW 2000, Australia, Facsimile: +61 2 8232 9929 Attention: Managing Director.

20.	Absence of Fiduciary Relationship

Each of the Macquarie Parties and the Issuer Trustee acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to each of the Issuer Trustee and each of the Macquarie Parties with respect to the offering of the US$ Notes contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuer Trustee, any of the Macquarie Parties or any other person. Additionally, no Underwriter is advising the Issuer Trustee, any Macquarie Party or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Issuer Trustee and each Macquarie Party shall consult with its own respective advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Issuer Trustee or any of the Macquarie Parties with respect thereto. Any review by the Underwriters of the Issuer Trustee or any of the Macquarie Party, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Issuer Trustee or any Macquarie Party.

21.	Counterparts.

This Agreement may be signed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

22.	Investment in the US$ Notes.

Each party acknowledges that investments in the US$ Notes are not deposits with, or other liabilities of, Macquarie Bank or its affiliates and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. None of the Macquarie Parties, Macquarie Bank, or any other party listed on Schedule III hereto guarantees any particular rate of return on, the performance of, or the repayment of principal invested in, the US$ Notes.

23.	Amendments; Waivers.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Any waiver of any provision hereof shall be effective only in the specific instance and for the purpose for which given.

24.	Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

25.	Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

26.	Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS

AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

27.	WAIVER OF JURY TRIAL

EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please sign and return the enclosed counterparts hereof.

Very truly yours,

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

By:	/s/ Kevin Lee	/s/ Margot Branson

Name:	Kevin Lee	Margot Branson
Title:	Division Director	Division Director Legal Risk Management

PERPETUAL TRUSTEE COMPANY LIMITED

By:	/s/ Hagbarth Strom

Name:	Hagbarth Strom
Title:	Manager

By:	/s/ Noora Pahkala

Name:	Noora Pahkala
Title:	Manager

MACQUARIE LEASING PTY LIMITED

By:	/s/ Karleen Munns	/s/ Anastasia Walker

Name:	Karleen Munns	Anastasia Walker
Title:	Director	Solicitor

S-1	US$ Underwriting Agreement

Accepted as of the date first above written.

J.P. MORGAN SECURITIES LLC, as Underwriter and as Representative of the Underwriters

By:	/s/ Billy Wong
Name:	Billy Wong
Title:	Vice President

S-2	US$ Underwriting Agreement

SCHEDULE I

PURCHASER
	Class A-1	Class A-2a	Class A-2b	Class A-3a	Class A-3b	Class A-4a	Class A-4b
J.P. Morgan Securities LLC	$81,000,000	$58,500,000	$46,125,000	$78,750,000	$27,000,000	$37,125,000	$9,000,000

RBS SECURITIES INC.	$81,000,000	$58,500,000	$46,125,000	$78,750,000	$27,000,000	$37,125,000	$9,000,000

Macquarie Capital (USA) Inc.	$9,000,000	$6,500,000	$5,125,000	$8,750,000	$3,000,000	$4,125,000	$1,000,000

ANZ SECURITIES, INC.	$9,000,000	$6,500,000	$5,125,000	$8,750,000	$3,000,000	$4,125,000	$1.000,000

Total	$180,000,000	$130,000,000	$102,500,000	$175,000,000	$60,000,000	$82,500,000	$20,000,000

Schedule I-1

SCHEDULE II

List of Section 128F(9) Associates of the Issuer Trustee

P.I. Investment Management Limited (incorporated in Ireland no. 391 261)

Schedule II-1

SCHEDULE III

List of Section 128F(9) Associates of the Macquarie Parties and Macquarie Bank

(see attached)

Schedule III-1

Group Entities (Active) 05.10.2012

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
2	1135-1139 WESTMINSTER INC.	26-4245820	United States	Active	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
3	1486261 Ontario Limited	1486261	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
44	Adreca Holdings Corp.	46-0637215	United States	Active	Group	Yes	1209 Orange Street , Wilmington DE 19801, United States
76	Alster & Thames Partners (USA) LLC		United States	Active	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
77	Alster & Thames Partners, Ltd.	WK-145138	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
80	AMAZON PARTICIPACOES DO BRASIL S.A.	08.266.585/0001-04	Brazil	Active	Group	Yes	Rua Jeronimo Da Veiga 45, Conjunto 142, Building Office Tower, Itaim 04536-000, Sao Paulo, Brasil
166	AVENAL POWER CENTER, LLC	20-3690322	United States	Active	Group	Yes	The Corporation Trust Company, 818 West Seventh, Los Angeles, California, 90017, United States Of America
167	AVIATION TECHNICAL SERVICES INC.	91-0989293	United States	Active	Group	Yes	Corporation Services Company, 6500 Harbour Heights Parkway, Suite 4000, Mukilteo, Wa 98275, United States
170	AWHR America’s Water Heater Rentals, L.L.C.	32-0043900	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
171	AWHR Five, LLC	32-0043900	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
172	AWHR Four, LLC	32-0043900	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
173	AWHR One, LLC	32-0043900	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
174	AWHR Six, LLC	32-0043900	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
175	AWHR Three, LLC	32-0043900	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
176	AWHR Two, LLC	32-0043900	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
190	BE Geothermal GmbH	HRB 177683	Germany	Active	Group	Yes	Münchner Straße 15 a, 82319 Starnberg, Germany
199	Bernried Erdwärme Kraftwerk GmbH	HRB 187113	Germany	Active	Group	Yes	Leopoldstrasse 244, 80807 Munich, Germany
203	BIG SANDY CREEK WIND, LLC	20-5600465	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
210	Blue Grass Abstract LLC	20-2937246	United States	Active	Group	Yes
214	Blueshine, LLC	20-2937360	United States	Active	Group	Yes
217	Boketo LLC	30-0746347	United States	Active	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
224	BREK MANUFACTURING CO.	95-2690571	United States	Active	Group	Yes	1513 WEST 132ND STREET, GARDENA, CA 90249, United States

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
232	BROOK ASSET MANAGEMENT LIMITED	1218745	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
233	BROOK ASSET MANAGEMENT PTY LIMITED	1855508	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, 88 Shortland Street, Auckland, Auckland, New Zealand
234	Bruna Moon S.L.	B64188642	Spain	Active	Group	Yes	Plaza de los Luceros, no.1, Planta 4, Alicante, Spain
239	Bunhill Investments Unlimited	88217	Jersey	Active	Group	Yes	28-30 The Parade, St Helier, JE1 1EQ, Jersey
247	Caliburn Greater China Fund Segregated Portfolio (a sub-fund of Caliburn Absolute Strategies SPC)		Cayman Islands	Active	Group	Yes	c/o Citco Fund Services (Cayman Islands) Ltd., 89 Nexus Way, 2nd Floor, Camana Bay, P.O. Box 31106, Grand Cayman, KY1-1205, Cayman Islands
250	CANADIAN BREAKS LLC	26-5600465	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
255	Capital Meters Holdings Limited	04800336	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
256	Capital Meters Limited	04800317	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
258	Captico Investments, S.L.	B86295391	Spain	Active	Group	Yes	Calle Ayala 66, 1° Izq, 28001, Madrid, Spain
283	Chartreuse et Mont Blanc Global Holdings S.C.A.	B142637	Luxembourg	Active	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
284	Chartreuse et Mont Blanc GP S.a r.l.	B142634	Luxembourg	Active	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
285	Chartreuse et Mont Blanc Holdings S.a r.l.	B142635	Luxembourg	Active	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
286	Chartreuse et Mont Blanc SAS	508 758 745 RCS Paris	France	Active	Group	Yes	41 Avenue George V, 75008, Paris, France
294	CHINA PROPERTY INVESTMENTS LIMITED	46527C1/GBL	Mauritius	Active	Group	Yes	C/o: Multiconsult Limited, Rogers House, 5 President John Kennedy Street, Port Louis, Mauritius
296	Chiswell Investments Limited	WK-133807	Cayman Islands	Active	Group	Yes	Walker House, Mary Street, Po Box 908Gt, George Town, Grand Cayman, Cayman Islands
302	CIORL LP Limited	002228708	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
310	Closing Documentation Services, LLC	20-2937258	United States	Dormant	Group	Yes
328	CMC Holdco Inc.		United States	Active	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
329	CMC Industries Inc.		United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, , Wilmington DE 19801, United States
330	CMC Railroad III, Inc.	76-0538291	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
331	CMC Railroad III-A, Inc.	76-0584607	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
332	CMC Railroad III-B, Inc.	76-0538420	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
333	CMC Railroad III-C, Inc.	36-4498926	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
334	CMC Railroad III-D, Inc.		United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
335	CMC Railroad Inc.		United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
342	Columbia Service Partners of Kentucky, Inc.	30-4540865	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
343	Columbia Service Partners of Ohio, Inc.	36-04540864	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington Detroit DE 19801, United States
344	Columbia Service Partners of Pennsylvania, Inc.	36-02070862	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
345	Columbia Service Partners of West Virginia, Inc.	3709182	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, , Wilmington DE 19801, United States
346	Columbia Service Partners, Inc.	25-1787891	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
348	Commerce and Industry Brokerage Inc.		United States	Active	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
375	Corona Energy Limited	03241012	United Kingdom	Active	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
376	Corona Energy Retail 1 Limited	03241002	United Kingdom	Active	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
377	Corona Energy Retail 2 Limited	SC138229	United Kingdom	Active	Group	Yes	26 Bullionslaw Drive, Rutherglen, Glasgow, G73 3Ne, United Kingdom
378	Corona Energy Retail 3 Limited	02746961	United Kingdom	Active	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
379	Corona Energy Retail 4 Limited	02798334	United Kingdom	Active	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
380	Corona Gas Management Limited	02879748	United Kingdom	Active	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
399	DALIAN II HOLDING COMPANY LIMITED	64075C1/GBL	Mauritius	Active	Group	Yes	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
414	Delaware Alternative Strategies	26-3816229	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
415	Delaware Asset Advisers	41-2183382	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
416	Delaware Capital Management	23-3061021	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
417	Delaware Capital Management Advisers, Inc.	27-1291359	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
418	Delaware Distributors, Inc.	23-2226487	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
419	Delaware Distributors, L.P.	23-2791871	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
420	Delaware Diversified Floating Rate Fund	27-1786418	United States	Active	Group	No	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
421	Delaware Foundation Equity Fund	27-0567624	United States	Active	Group	yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
422	Delaware General Management, Inc.	13-4090543	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
423	Delaware Global Opportunities Partners, Inc.	27-2437046	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
424	Delaware Global Opportunity Hedge Fund - US		United States	Active	Group	No	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
425	Delaware Investment Advisers	23-2859590	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
427	Delaware Macquarie Global Infrastructure Fund		United States	Active	Group	No	2005 Market Street, Philadelphia PA 19103-7094, United States

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
428	Delaware Management Business Trust	N/A	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
429	Delaware Management Company	23-2859589	United States		Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
430	Delaware Management Company, Inc.	13-3465352	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
431	Delaware Management Holdings, Inc.	23-2693133	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
432	Delaware Management Trust Company	23-2601407	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
434	Delaware Structured Assets Parnters, Inc.	26-4529419	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
444	Dextertown SL	B86081437	Spain	Active	Group	Yes	Calle Pinar 5, 28006, Madrid, Spain
461	Divisadero Leasing Ltd.	110311	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
529	ERC Holdco LLC		United States	Dormant	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
557	EXPRESS OFFSHORE TRANSPORT (UAE) (LLC)		United Arab Emirates	Active	Group	No	Office No 209, Gold & Diamond Centre, A1 Qoz, Bur Dubai, United Arab Emirates
558	EXPRESS OFFSHORE TRANSPORT PTE LTD		Singapore	Active	Group	No
564	FAS 1 LLC	20-5600465	United States	Active	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
577	FINCH SECURITIES LIMITED	137357	Cayman Islands	Active	Group	Yes	Maples & Calder, Po Box 309Gt, Ugland House, South George Street, George Town, Grand Cayman, Cayman Islands
582	FIRST CHINA PROPERTY GROUP LIMITED	779889	Hong Kong	To Be Liquidated	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
583	FIRST CHINA PROPERTY MANAGEMENT LIMITED	779887	Hong Kong	In Liquidation	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
591	Focus Global Growth Fund	26-3594254	United States	Active	Group	No	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
593	Four Corners Capital Management, LLC	95-4881110	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
598	Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC		United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
599	Fox-Pitt Kelton Cochran Caronia Waller LLC	06-1058201	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
600	Fox-Pitt, Kelton Group Limited	02897779	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
601	Fox-Pitt, Kelton Limited	01601171	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
602	Fox-Pitt, Kelton N.V.	32157	Curaçao	Active	Group	Yes	Schottegatweg Oost 44, Curacao, Netherlands Antilles
603	FPK Capital I CIP GP Limited	99228	Jersey	Active	Group	Yes	22 Grenville Street, St Helier, JE4 8PX, Jersey
604	FPK Capital I CIP L.P.	989	Jersey	Active	Group	Yes	22 Grenville Street, St Helier, JE4 8PX, Jersey
609	Fremantle Energy Holdings, LLC	20-5600465	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
610	Fremantle Energy, LLC	20-5600465	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
611	Fremantle Wind Holdings Inc.	20-2384759	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
621	Ganeta Investments SL	B86230539	Spain	Active	Group	Yes	Calle Pinar 5, 28006, Madrid, Spain
627	Geary Leasing Limited	109964	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
628	GENERATOR BONDS LIMITED	1332891	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
645	GLOBAL STAR GP LTD	MC143292	Cayman Islands	Active	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
650	Goldman Sachs Commodity Alpha Beta Portfolio class C	N/A	Luxembourg	Active	Group	Yes	Grand Duchy of Luxembourg, Senningerberg, Luxembourg, 1736, Luxembourg
656	Goonzaran Bluebell Funding Limited	05481707	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
657	Goonzaran Bluebell Leasing Limited	05473771	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
663	Groupe Rossignol Canada Inc.	4521455	Canada	Active	Group	Yes	955 Andre-Line Street, Granby Quebec J2J 1J6
664	GROUPE ROSSIGNOL KK	0100-01-086076	Japan	Active	Group	Yes	3-19 Hayabusa-cho, Chiyoda-ku, Tokyo, 102-0092, Japan
690	Harrison Leasing Corporation		United States	Active	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
694	HBEAR CO. NO.1 LIMITED	415492	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
706	High Lonesome Wind, LLC	20-5600465	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
721	Hydra Investments 2007 Limited	97666	Jersey	Active	Group	Yes	28-30 The Parade, St Helier, JE1 1EQ, Jersey
733	Indiana TLP, LLC	20-2937198	United States	Active	Group	Yes
735	Industrial Investments Germany GmbH & Co. KG	HRA43929	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
742	INFRASTRUCTURE INVESTMENT NO. 2 LTD.	65764	Cayman Islands	Active	Group	Yes	C/- Genesis Trust & Corporate Services, Compass Centre, Shedden Road, Po Box 448Gt Grand Cayman, Cayman Islands
751	International Ag Insurance Solutions LLC	36-4714925.	United States	Active	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
770	Jackson Leasing Limited	CR-113608	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
780	Jet Leasing LDC	72362	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
781	JEVINGTON INVESTMENTS (DEREGISTERED)	2086160	United Kingdom	De-registered	Group	No	165 Queen Victoria Street, London, Ec4v 4Dd, United Kingdom
784	JIG HOLDINGS LIMITED	0100-02-036303	Japan	Active	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
792	Juuichi Limited	464138	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
798	Kearny Leasing Limited	CR-113609	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
799	Keba Energy LLC	20-5913622	United States	Active	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
833	Leannta PPP Investments Limited	491404	Ireland	Active	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
838	Liberty Green Renewables Indiana, LLC		United States	Active	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
839	Lien Data Services, LLC	20-2937206	United States	Active	Group	Yes
840	Lightning Bolt Germany GmbH	HRB80214	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
841	LISA Lange International Sarl	CH -217-3534284-8	Switzerland	Active	Group	Yes	1 Rue Hans Fries, c/o etude Andrey notaire, 1700, Fribourg, Switzerland
852	Look Fixations S.A.S.	397 727 397 RCS NEVERS	France	Active	Group	Yes	Rue de la Pique, 58000, Nevers, France
868	MACQUARIE (ASIA) PTE LTD.	198500776M	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
869	MACQUARIE (ASIA) PTE LTD. TAIWAN BRANCH	27230949	Taiwan	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
871	Macquarie (Europe) Nominees Limited	6612064	United Kingdom	Dormant	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
873	MACQUARIE (HK) FINANCIAL SERVICES LIMITED	200228	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
874	MACQUARIE (JAPAN) LIMITED	0100-01-068766	Japan	Active	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
875	Macquarie (Scotland) GP Limited	SC280388	United Kingdom	Active Non-Trading	Group	Yes	50 Lothian Road, Festival Square, Edinburgh Scotland EH3 9WJ
877	Macquarie (UK) Group Services Limited	06287793	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
882	MACQUARIE 1604 ML HOLDINGS LLC (DISSOLVED)		United States	Dissolved	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
885	MACQUARIE 55 NINTH ST INC.	27-0711414	United States	Active	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
886	MACQUARIE 635 ML INC. (DISSOLVED)		United States	Dissolved	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
888	MACQUARIE ABSOLUTE RETURN STRATEGIES GLOBAL LIMITED	30416	Bermuda	Active	Group	Yes	Washington Mall 1, 3rd Floor, Reid Street, Hamilton Hm 11, Bermuda
895	Macquarie Advanced Investment Partners G.P. Ltd.	WK-211745	Cayman Islands	Active	Group	Yes	Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman , Cayman Islands
898	Macquarie Aerospace AF (Ireland) Limited	486592	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
899	MACQUARIE AEROSPACE ARUBA A.V.V.	40096.0 (Decree No. 10356/AVV)	Aruba	Active	Group	Yes	Watapanastraat 7, Ponton, Oranjestad, Aruba
900	Macquarie Aerospace Inc.	27-2669479	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
901	Macquarie Aerospace Ireland Limited	484423	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
902	MACQUARIE AEROSPACE LIMITED	44138	Bermuda	Active	Group	Yes	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda
903	Macquarie Aerospace Limited, Dublin Branch	906393	Ireland	Active	Group	No	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
904	Macquarie Affiliated Managers (USA) Inc.		United States	Active	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
905	Macquarie Affiliated Managers Holdings (USA) Inc.	26-2103542	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
906	MACQUARIE AFRICA (PROPRIETARY) LIMITED	2000/001243/07	South Africa	Active	Group	Yes	Ground Floor, Colinton House, The Oval, 1 Oakdale Street, Newlands, 7700, South Africa

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
909	Macquarie Aircraft Leasing Finance SA	B121660	Luxembourg	Active	Group	Yes	37, rue du Saint Esprit, L-1475, Luxembourg, LU, Luxembourg
910	Macquarie Aircraft Leasing Holdings (2) Limited	429567	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
912	Macquarie Aircraft Leasing Limited	426824	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
915	Macquarie Aircraft Leasing Services (Ireland) Limited	429566	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
916	Macquarie Aircraft Leasing Services (Singapore) Pte. Ltd.	200917376C	Singapore	Active	Group	Yes	120 Telok Ayer Street, Singapore, SG, 068589, Singapore
917	Macquarie Aircraft Leasing Services (UK) Limited	5988531	United Kingdom	Active	Group	Yes	Marvic House, Bishops Road, London, EN, SW6 7AD, United Kingdom
918	Macquarie Aircraft Leasing Services (US), Inc.		United States	Active	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
920	Macquarie AirFinance Acquisitions (Ireland) Limited	464499	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
921	Macquarie AirFinance Acquisitions (UK) Limited	6767724	United Kingdom	Active	Group	Yes	Direct Control Limited, 3rd Floor Marvic House, Bishops Road, Fulham London GB
922	Macquarie AirFinance Acquisitions Holdings Ltd.	41370	Bermuda	Active	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
924	Macquarie AirFinance Acquisitions Limited	41289	Bermuda	Active	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
926	Macquarie AirFinance Aruba A.V.V.	41212.0	Aruba	Active	Group	Yes	Watapanastraat 7, Oranjestad, Aruba
927	Macquarie AirFinance Holdings Limited	435319	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
928	Macquarie AirFinance International Group Limited	40863	Bermuda	Active	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
930	Macquarie AirFinance International Limited	40569	Bermuda	Active	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
932	Macquarie AirFinance Ltd.	38946	Bermuda	Active	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
934	Macquarie AirFinance Warehouse (No. 1) Limited	40673	Bermuda	Active	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
937	Macquarie Allegiance Capital, LLC		United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
940	MACQUARIE AMERICAS CORP	13-4184042	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
944	MACQUARIE ASIA LIMITED	619928	Hong Kong	In Liquidation	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
946	Macquarie Asia New Stars Fund		Luxembourg	Active	Group	Yes	69, route d’Esch, L-1470 Luxembourg, Grand Duchy of Luxembourg, Luxembourg
947	Macquarie Asia Pacific Private Equity Offshore Fund, L.P.	MC-25427	Cayman Islands	Active	Group	Yes	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
948	MACQUARIE ASIA STRUCTURED TRANSACTIONS LIMITED	1049991	Virgin Islands, British	Active	Group	Yes	Romasco Place, Wickhams Cay 1, P. O. Box 3140, Road Town, Tortola, VG1110, Virgin Islands, British
949	MACQUARIE ASIA STRUCTURED TRANSACTIONS LIMITED (SINGAPORE BRANCH)	T07FC7008F	Singapore	Active	Group	Yes	Romasco Place, Wickhams Cay 1, P. O. Box 3140, Road Town, Tortola, VG1110, Virgin Islands, British
950	Macquarie Asian Leaders Segregated Portfolio		Cayman Islands	Active	Group	Yes	C/o Maples Corporate Services Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
951	MACQUARIE ASSET FINANCE JAPAN LIMITED	0100-01- 107687	Japan	Active	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
953	MACQUARIE ASSET FINANCE MAURITIUS LTD	57952C1/GBL	Mauritius	Active	Group	Yes	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
954	Macquarie Asset Leasing (UK) Limited	7815862	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
955	MACQUARIE ASSET MANAGEMENT INC.	26-3263254	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
965	Macquarie Austria GmbH	FN215363K	Austria	Active	Group	Yes	Plankengasse 3, 1010, Vienna, Austria
971	MACQUARIE AVIATION CAPITAL FINANCE LIMITED	368579	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
972	MACQUARIE AVIATION CAPITAL GROUP	368589	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
975	Macquarie Bank International Limited	06309906	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
976	Macquarie Bank International Limited, Niederlassung Deutschland	HRB 189708	Germany	Active	Group	Yes	Sternstrasse 5, 80538 München, Germany
977	Macquarie Bank International Limited, Vienna Branch	FN 331748 s	Austria	Active	Group	Yes
979	Macquarie Bank Limited (DIFC Recognised Company)	1045	United Arab Emirates	Active	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates
980	Macquarie Bank Limited (Dominican Republic Branch)	74725SD	Dominican Republic	Active	Group	No	Level 3, 25 National Circuit, Forrest ACT 2603, Australia
981	Macquarie Bank Limited (Geneva Rep Office)		Switzerland	Active	Group	No	L’avenue Industrial 4-6, 1227 Carouge, Geneva, Switzerland
982	MACQUARIE BANK LIMITED (HONG KONG BRANCH)	F18649	Hong Kong	Active	Group	Yes	Level 3, 25 National Circuit, Forrest ACT 2603, Australia
983	Macquarie Bank Limited (London Branch)	FC018220	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
984	MACQUARIE BANK LIMITED (SEOUL BRANCH)	104-84-07697	Korea, Republic of	Active	Group	Yes	Hanwha Bldg., 110 Sogong-dong, Jung-gu, Seoul, Korea, Republic of
985	Macquarie Bank Limited (Zurich Rep Office)		Switzerland	Active	Group	No	Beethovenstrasse 9, 8002 Zurich, Switzerland
986	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (CHICAGO)		United States	Active	Group	No
987	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (HOUSTON)		United States	Active	Group	No
988	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (NEW YORK)		United States	Active	Group	No
989	MACQUARIE BANK LIMITED SINGAPORE BRANCH	T11FC0018C	Singapore	Active	Group	Yes	Singapore Branch:- 10 Marina Boulevard, #17-01 , Tower 2, Marina Bay Financial Centre, Singapore 018983. , MBL Head Office:- Level 3, 25 National Circuit, , Forrest ACT 2603, Australia
990	Macquarie Barnett LLC	20-5913622	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
993	Macquarie Belgium TCG SPRL	R.P.M. 892390892	Belgium	Active	Group	Yes	Avenue du Port 86C , box 204, 1000 Brussels (Etterbeek), Belgium
994	Macquarie Beteiligungstreuhand GmbH	HRB 232767	Germany	Active	Group	Yes	Kaiserstraße 15, 76646 Bruchsal, Germany
995	Macquarie Beteiligungsverwaltungs GmbH (in liquidation)	HRB 86921	Germany	In Liquidation	Group	Yes	Promenadeplatz 8, D-80333 Munich, Germany

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
996	Macquarie BFS Holdings Ltd.	657826-8	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
997	MACQUARIE BIOMASS LLC	20-3690322	United States	Active	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
998	MACQUARIE BRASIL PARTICIPACOES LTDA	CNPJ03.516.449/0001	Brazil	Active	Group	Yes	Rua Jeronimo Da Veiga 45, Conj. 141, Chacara Itaim, Sao Paulo, Sp, 04551, Brasil
1001	Macquarie Canada Inventory Holdings Limited	798792-7	Canada	Active	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
1002	Macquarie Canada Services Ltd.	683412-4	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1003	Macquarie Canadian Infrastructure Management Limited	793548-0	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1004	Macquarie Canadian Investment Holdings Ltd.	6489800	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1006	Macquarie Capital (Dubai) Limited	0740	United Arab Emirates	Active	Group	Yes	Level 7, Building 6, Emaar Square, PO Box 506751, Dubai, United Arab Emirates
1007	Macquarie Capital (Europe) Limited	03704031	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1008	Macquarie Capital (Europe) Limited UK Filial, Sweden	516404-9909	Sweden	Active	Group	Yes	Biblioteksgatan 1, SE-111 46 Stockholm, Sweden
1009	Macquarie Capital (Europe) Limited, Amsterdam Branch	34297902	Netherlands	Active	Group	Yes
1010	Macquarie Capital (Europe) Limited, Dublin Branch	905963	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1011	Macquarie Capital (Europe) Limited, Geneva Representative Office		Switzerland	Active	Group	No	14, Rue Kleberg, CH-1201 Geneva, Switzerland
1012	Macquarie Capital (Europe) Limited, New York Branch (Dissolved)	98-0500041	United States	Dissolved	Group	No
1013	Macquarie Capital (Europe) Limited, Niederlassung Deutschland	HRB 82506	Germany	Active	Group	Yes
1014	Macquarie Capital (Europe) Limited, Oficina de Representacion en Espana		Spain	Active	Group	No	CL Pinar No.5, 28006, Madrid, Spain
1015	Macquarie Capital (Europe) Limited, Paris Branch	478 586 167	France	Active	Group	Yes
1016	Macquarie Capital (Europe) Limited, Zurich Representative Office		Switzerland	Active	Group	No	Bahnhofstrasse 46, 8001 Zurich, Switzerland
1017	MACQUARIE CAPITAL (HONG KONG) LIMITED	611405	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1018	Macquarie Capital (India) Private Limited	11-90696	India	Active	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India
1019	MACQUARIE CAPITAL (KOREA) LIMITED	104-81-64533	Korea, Republic of	Active	Group	Yes	(4th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of
1020	MACQUARIE CAPITAL (MEXICO), S.A. de C.V.	MCM081013SY0	Mexico	Active	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas 603 y 604, Col. Lomas de Chapultepec Delg. Miguel Hidalgo, C.P. 11000 Mexico D.F., Mexico
1021	MACQUARIE CAPITAL (NEW ZEALAND) LIMITED	1952567	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1022	MACQUARIE CAPITAL (SINGAPORE) PTE. LIMITED	199704430K	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1023	MACQUARIE CAPITAL (USA) INC	98-0141094	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1024	Macquarie Capital Acquisitions (Canada) Ltd.	002149053	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1025	Macquarie Capital Acquisitions (Canada) No.2 Ltd	716740-7	Canada	Active	Group	Yes	335 8th Avenue South West, Royal Bank Building, Suite 1210, Calgary AB T2P 1C9, Canada
1033	Macquarie Capital Argentina Pty Ltd (Sucursal Argentina)	1818250	Argentina	Active	Group	Yes	Av. Santa Fe 1592 - 4º piso , (C1060 ABO) , Buenos Aires, Argentina
1035	Macquarie Capital CIS Holdings Pty Ltd (Russia Branch)	22407	Russian Federation	Active	Group	Yes	Naberezhnaya Tower, Block C, Presnenskaya emb., 10, 123317, Moscow, Russian Federation
1037	Macquarie Capital Finance (Dubai) Limited	0736	United Arab Emirates	Active	Group	Yes	Level 7, Building 6, Emaar Square, PO Box 506751, Dubai, United Arab Emirates
1039	Macquarie Capital Funding (GP) Limited	88464	Jersey	Active	Group	Yes	22 Grenville Street, St Helier, JE4 8PX, Jersey
1041	MACQUARIE CAPITAL FUNDING L.P.	LP561	Jersey	Active	Group	Yes	Mourant International Finance, Administration, P.O Box 87, 22 Grenville, Street, St Helier, Jersey, Je4 8Px, United Kingdom
1042	Macquarie Capital Funding LLC		United States	Active	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1044	MACQUARIE CAPITAL GROUP LIMITED (UK BRANCH)	FC027878	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1045	Macquarie Capital Holdings (Canada) Ltd.	002149050	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1046	Macquarie Capital Holdings (Dubai) Limited	0687	United Arab Emirates	Active	Group	Yes	Level 7, Building 6, Emaar Square, PO Box 506751, Dubai, United Arab Emirates
1049	Macquarie Capital Investment Management LLC	43-2082900	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1051	Macquarie Capital Markets Canada Ltd./Marchés Financiers Macquarie Canada Ltée.	565608	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1052	Macquarie Capital Markets North America Ltd./Marchés Financiers Macquarie Amérique Du Nord	1079073	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1053	Macquarie Capital Principal Holdings Canada Ltd	803092-8	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1054	MACQUARIE CAPITAL PRODUCTS (NZ) LIMITED	2104407	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1056	MACQUARIE CAPITAL SECURITIES (INDIA) PRIVATE LIMITED	11-89592	India	Active	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India
1057	MACQUARIE CAPITAL SECURITIES (JAPAN) LIMITED	MC-134609	Cayman Islands	Active	Group	Yes	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands
1058	MACQUARIE CAPITAL SECURITIES (JAPAN) LIMITED (TOKYO BRANCH)	0100-03-012063	Japan	Active	Group	Yes	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands
1059	MACQUARIE CAPITAL SECURITIES (MALAYSIA) SDN. BHD.	463469-W	Malaysia	Active	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia
1060	MACQUARIE CAPITAL SECURITIES (MAURITIUS) LIMITED	15184/2070C1/GBL	Mauritius	Active	Group	Yes	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
1061	Macquarie Capital Securities (Philippines) Inc.	180496	Philippines	Active	Group	Yes	22/F 6750 Office Tower, Ayala Avenue, Makati City, Philippines
1062	MACQUARIE CAPITAL SECURITIES (SINGAPORE) PTE. LIMITED	198702912C	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1063	Macquarie Capital Securities Limited	135973	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1064	MACQUARIE CAPITAL SECURITIES LIMITED (SEOUL BRANCH)	110-84-02227	Korea, Republic of	Dormant	Group	Yes	110 Sogong-dong, Jung-gu, Seoul, 100-755, Korea, Republic Of
1065	MACQUARIE CAPITAL SECURITIES LIMITED (TAIWAN BRANCH)	89407381	Taiwan	Active	Group	Yes	5F, 2 Fusing S. Road, Sec 1, Taipei 10492, Taiwan
1066	Macquarie Capital Specialized Financing Limited	680634-1	Canada	In Liquidation	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1067	Macquarie Capital US Acquisitions LLC	13-3789912	United States	Active	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1070	MACQUARIE CAPITOLA VILLAS INC.	27-0201348	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1071	MACQUARIE CAYMAN HOLDINGS 2 CO.	169009	Cayman Islands	Active	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1072	MACQUARIE CAYMAN HOLDINGS CO	168347	Cayman Islands	Active	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1078	MACQUARIE COMMERCIAL REAL ESTATE DEBT FUND L.P. (DISSOLVED)	26-1987429	Cayman Islands	Dissolved	Group	No
1079	MACQUARIE COMMODITIES (SINGAPORE) PTE. LIMITED	201016397N	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1080	MACQUARIE COMMODITIES (SINGAPORE) PTE. LIMITED, Indonesia Rep. Office	SP.688/AsingP3A PDN.2/9/2010	Indonesia	Active	Group	Yes
1081	Macquarie Commodities (UK) Limited	05259474	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1082	MACQUARIE COMMODITIES (USA) INC	26-0555065	United States	Active	Group	Yes	CT Corporation System, 500 East Court Avenue , Des Moines, Iowa, 50309, United States Of America
1083	Macquarie Commodities Brasil Ltda.	15.246.175/0001-50	Brazil	Active	Group	Yes
1084	Macquarie Commodities Factoring Holdings (UK) Limited	06863247	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1085	MACQUARIE COMMODITIES FACTORING LLC	20-5913559	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1086	Macquarie Commodities Finance (UK) Limited	05259503	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1087	MACQUARIE COMMODITIES FUNDING (USA) LLC	20-5913559	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1088	MACQUARIE COMMODITIES HOLDINGS (USA) LLC	20-5913559	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1089	MACQUARIE COMMODITIES TRADING INC.	51-0566317	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1092	Macquarie Consultoria Agricola E Representacoes Ltda.	12-377-980/0001-25	Brazil	Active	Group	Yes	Rua Funchal 418 - 33 andar , Sao Paulo SP Brazil 04551-060
1093	Macquarie Corona Energy Holdings Limited	4752472	United Kingdom	Active	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
1094	Macquarie Corporate and Asset Finance (Ireland) Limited	368580	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1095	MACQUARIE CORPORATE AND ASSET FINANCE CONSULTING INC.	26-3771444	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1096	MACQUARIE CORPORATE AND ASSET FINANCE HOLDINGS INC.	26-3769039	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1098	MACQUARIE CORPORATE AND ASSET FUNDING INC.	26-3769367	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1101	MACQUARIE CORPORATE FINANCE LIMITED NIEDERLASSUNG DEUTSCHLAND	HRB52973	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1102	MACQUARIE COTTON INTERNATIONAL INC	20-1536178	United States	Active	Group	Yes	The Corporation Trust Company, 500 East Court Avenue , Des Moines, Iowa, 50309, United States Of America
1103	Macquarie CPS LLC		United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1105	Macquarie Credit Investment Management Inc.	90-0797831	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1110	Macquarie Crop Partners GP, LLC	27-2279644	United States	Active	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1112	Macquarie DD1 (USA) Inc.	27-3815985	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1113	Macquarie DD1 STA (USA) Inc.	45-1622999	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1116	Macquarie Denmark Limited A/S	29318190	Denmark	Active	Group	Yes	Harbour House, Sundkrogsgade 21, 2100, Copenhagen, Denmark
1124	Macquarie Distribution Finance Ltd.	20.3.0.31.542-6	Switzerland	Active	Group	Yes	Lindenstrasse 28, 8008, Zurich, Switzerland
1135	MACQUARIE DYNAMIC MANAGEMENT (USA) INC	20-5962618	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1137	MACQUARIE ELECTRONICS CONSULTING INC	56-2361134	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1138	MACQUARIE ELECTRONICS LIMITED	363806	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1139	MACQUARIE ELECTRONICS REMARKETING LIMITED	363803	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1140	MACQUARIE ELECTRONICS USA INC	54-2077555	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1141	MACQUARIE EMERGING MARKETS ASIAN TRADING PTE. LIMITED	200408424K	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1142	MACQUARIE EMERGING MARKETS ASIAN TRADING PTE. LIMITED (Non-Hong Kong Company)	F18440	Hong Kong	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1145	MACQUARIE ENERGY ASSETS LLC	20-3690322	United States	Active	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1146	Macquarie Energy Canada Ltd.	6643795	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1147	Macquarie Energy Holdings Canada Ltd.	664374-4	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1150	Macquarie Energy Investments LLC	26-2836378	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1151	Macquarie Energy LLC	93-1043421	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1152	MACQUARIE ENERGY NORTH AMERICA TRADING INC.	20-3690322	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1157	Macquarie Equipment Finance Holdings Inc.	26-1412606	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1158	MACQUARIE EQUIPMENT FINANCE LIMITED	262381	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1159	Macquarie Equipment Finance Limited	421234	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1160	Macquarie Equipment Finance Ltd./Macquarie Financement d’Équipement Ltée.	605377-7	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1162	Macquarie Equipment Finance Services Limited	475730	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1163	Macquarie Equipment Finance, LLC	26-1476987	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1164	Macquarie Equipment Funding Limited	468487	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1165	Macquarie Equipment Funding, LLC	26-1477059	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1166	Macquarie Equipment Leasing Fund Two, LLC		United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1167	MACQUARIE EQUIPMENT LEASING FUND, LLC	26-3291543	United States	Active	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1168	MACQUARIE EQUIPMENT LEASING SDN. BHD.	459515-H	Malaysia	Active	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia
1170	MACQUARIE EQUITIES (ASIA) LIMITED	485394	Hong Kong	To Be Liquidated	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1172	MACQUARIE EQUITIES BRASIL ADMINISTRACAO DE FUNDOS E PARTICIPACAO LTDA	04.317.671/0001-31	Brazil	Active	Group	Yes	Rua Jeronimo Da Veiga 45, Conjunto 142, Building Office Tower, Itaim 04536-000, Sao Paulo, Brasil
1174	MACQUARIE EQUITIES CUSTODIANS LIMITED	WN1114218	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1176	MACQUARIE EQUITIES NEW ZEALAND LIMITED	WN/1007806	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1178	Macquarie Equity Products (UK) Limited	06294706	United Kingdom	To Be Dissolved	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1179	MACQUARIE ESPRIT INC.	27-0743007	United States	Active	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1183	Macquarie Euro Limited	7713808	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1184	Macquarie European Alpha Master Fund	MC268820	Cayman Islands	Active	Group	Yes	C/o Maples Corporate Services Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands
1187	MACQUARIE EUROPEAN HOLDINGS PTY LIMITED (NON HONG KONG COMPANY)	F15820	Hong Kong	Active	Group	Yes	C/- Company Secretarial, Mezzanine Level, No. 1 Martin Place, Sydney NSW 2000, Australia
1193	Macquarie European Investment Holdings Limited	06146573	United Kingdom	Active Non- Trading	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1198	Macquarie Factoring (UK) Limited	06863285	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1199	Macquarie Factoring Finance (UK) Limited	06863307	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1204	Macquarie FG Holdings Inc.	26-2864605	United States	Active	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1205	Macquarie FICC (UK) Limited	6855383	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1207	MACQUARIE FINANCE (INDIA) PRIVATE LIMITED	U65999MH2009PTC1 90863	India	Active	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India
1208	MACQUARIE FINANCE (NZ) LIMITED	1065067	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1209	MACQUARIE FINANCE AMERICAS INC (Dissolved 14/05/2010)	41-2221518	United States	Dissolved	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1211	MACQUARIE FINANCE KOREA CO., LTD.	106-81-94256	Korea, Republic of	Active	Group	Yes	(9th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea
1213	Macquarie Financial Holdings (USA) LLC	13-3789912	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1215	MACQUARIE FINANCIAL HOLDINGS LIMITED (NON HONG KONG COMPANY)	F15819	Hong Kong	Active	Group	Yes	C/- Company Secretarial, Mezzanine Level, No. 1 Martin Place, Sydney NSW 2000, Australia
1216	Macquarie Financial Ltd./Financiere Macquarie Ltee.	4228146	Canada	Active	Group	Yes	20 Toronto Street, 10th Floor, Toronto ON M5C 2B8, Canada
1218	MACQUARIE FINANCIAL SERVICES (ASIA) PTE. LIMITED	200800950C	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1220	Macquarie Financial Trustees (Proprietary) Limited	2007/030612/07	South Africa	Active	Group	Yes	The District, Level 6, 41-45 Sir Lowry Road, Woodstock, Capetown, 7925, South Africa
1224	MACQUARIE FIXED INCOME CURRENCIES AND COMMODITIES (SINGAPORE) PTE. LIMITED	200813631K	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1230	Macquarie France SARL	481 104 479 R.C.S. Paris	France	Active	Group	Yes	26-28 rue de Londres, 75009 Paris, France
1232	Macquarie Fund Solutions	B143751	Luxembourg	Active	Group	Yes	69, route d’Esch, L-1470, Luxembourg
1233	Macquarie Fund Solutions - Macquarie Emerging Markets Infrastructure Securities Fund		Luxembourg	Active	Group	Yes	69, route d’Esch, L-1470 Luxembourg, Grand Duchy of Luxembourg, Luxembourg
1234	Macquarie Funding (B.C.) Inc.	BC0847563	Canada	In Dissolution	Group	Yes	550 Burrard Street, Suite 2400, Bentall 5, Vancouver BC V6C 2B5, Canada
1235	MACQUARIE FUNDING HOLDINGS INC	20-5913559	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1236	Macquarie Funding Inc.	6581935	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1239	MACQUARIE FUNDS MANAGEMENT (USA) INC.	20-3783039	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1241	MACQUARIE FUNDS MANAGEMENT HONG KONG LIMITED	724745	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1243	MACQUARIE FUNDS MANAGEMENT SPC	177751	Cayman Islands	Active	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1244	MACQUARIE FUTURES & OPTIONS (HONG KONG) LIMITED	170076	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1245	MACQUARIE FUTURES (ASIA) LIMITED	111631	Hong Kong	To Be Liquidated	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1246	MACQUARIE FUTURES INC. (Dissolved 31/08/2005)	991311790- 3075848	United States	Dissolved	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1247	Macquarie Futures USA LLC	20-4193486	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1251	Macquarie Generation Management I, Inc.	27-3311627	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1252	Macquarie Generation Management II, Inc.	27-3314449	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1253	Macquarie Germany Holdings GmbH	HRB 82733	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1254	Macquarie Germany Holdings GmbH & Cies S.E.N.C.	B142903	Luxembourg	Active	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
1257	MACQUARIE GLOBAL FINANCE SERVICES (MAURITIUS) LIMITED	068897C1/GBL	Mauritius	Active	Group	Yes	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
1266	Macquarie Global Investments (UK) Limited	05259497	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1267	Macquarie Global Multi Events Segregated Portfolio		Cayman Islands	Active	Group	Yes	P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
1268	MACQUARIE GLOBAL OPPORTUNITIES PARTNERS GP LTD	194165	Cayman Islands	Active	Group	Yes	C/- Walker Spv Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, Ky1-9002, Cayman Islands
1270	Macquarie Global Opportunities Partners LLC	20-8983535	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1272	MACQUARIE GLOBAL SERVICES PRIVATE LIMITED	168982	India	Active	Group	Yes	Unit No. 8-12, Ground Floor, Babar Road, World Trade Center, New Delhi, 110001, India
1275	Macquarie GP Limited	05488013	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1276	Macquarie GP2 Limited	05718600	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1277	Macquarie Grand Parkway HoldCo LLC (Dissolved 27/08/2012)	13-3789912	United States	Dissolved	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1281	MACQUARIE GROUP HOLDINGS (SINGAPORE) PTE. LIMITED	200412291W	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1282	Macquarie Group Holdings (UK) No.1 Limited	06357992	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1283	Macquarie Group Holdings (UK) No.2 Limited	06357999	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1284	Macquarie Group Holdings (UK) No.4 Limited	7032532	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1285	MACQUARIE GROUP HOLDINGS NEW ZEALAND LIMITED	1952566	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1287	Macquarie Group Investments (UK) No.2 Limited	07438584	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1289	MACQUARIE GROUP NEW ZEALAND LIMITED	245979	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1291	MACQUARIE GROUP SERVICES AUSTRALIA PTY LTD (UK BRANCH)	FC027877	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1294	Macquarie HiTIP Management I, Inc.	27-3314559	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1295	Macquarie Holdings (Canada) Ltd	728003-3	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1296	MACQUARIE HOLDINGS (MEXICO), S.A. DE C.V.	MHM08101318A	Mexico	Active	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas. 603 y 604, Colonia Lomas de Chapultepec Delg. Miguel Hidalgo C.P. , 11000 Mexico D.F.,
1297	MACQUARIE HOLDINGS (SINGAPORE) PTE. LTD.	200703280D	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1299	MACQUARIE HOLDINGS (U.S.A.) INC.	13-3789912	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1300	Macquarie Holdings (UK) No.1 Limited	06309919	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1302	Macquarie Hong Kong Finance Limited	MC-199805	Cayman Islands	Active	Group	Yes	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands
1303	Macquarie Hong Kong Finance Limited (NON HONG KONG COMPANY)	F15963	Hong Kong	Active	Group	No	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands
1305	MACQUARIE IH IRELAND LIMITED (Dissolved 23/08/2009)	421022	Ireland	Dissolved	Group	No	25-28 North Wall Quay, Dublin 1, Ireland
1306	MACQUARIE INC	36-4307649	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1308	MACQUARIE INDIA HOLDINGS LIMITED	58341C1/GBL	Mauritius	Active	Group	Yes	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
1309	MACQUARIE INDIA INFRASTRUCTURE MANAGEMENT HOLDINGS PTE. LIMITED	200823500E	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1311	MACQUARIE INDIAN AIRPORTS TWO LIMITED	58340C2/GBL	Mauritius	Active	Group	Yes	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
1313	MACQUARIE INDUSTRIAL INVESTMENTS MALTA LIMITED	C41803	Malta	Active	Group	Yes	171 Old Bakery Street, Valletta VLT 1455, Malta
1316	Macquarie Infrastructure and Real Assets (Dubai) Limited	0744	United Arab Emirates	Active	Group	Yes	Level 7, Building 6, Emaar Square, PO Box 506751, Dubai, United Arab Emirates
1317	Macquarie Infrastructure and Real Assets (Europe) Limited	03976881	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1318	Macquarie Infrastructure and Real Assets (Europe) Limited (Spain)		Spain	Active	Group	Yes
1319	Macquarie Infrastructure and Real Assets (Europe) Limited, Paris Branch	499 798 742	France	Active	Group	Yes	41 Avenue George V, 75008, Paris, France
1320	Macquarie Infrastructure and Real Assets (Hong Kong) Limited	623285	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1321	Macquarie Infrastructure and Real Assets (Sales) Canada Ltd	784370-4	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1322	MACQUARIE INFRASTRUCTURE AND REAL ASSETS (SINGAPORE) PTE. LIMITED	200513362E	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1323	Macquarie Infrastructure and Real Assets Canada Ltd.	418159-0	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1324	Macquarie Infrastructure and Real Assets Inc.	20-8983572	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1325	Macquarie Infrastructure and Real Assets México, S.A. de C.V.	MCF090729QX6	Mexico	Active	Group	Yes	Paseo de la reforma 115, Piso 6, Colonia Lomas de Chapultepec, CP 11000, Mexico City D.F, Mexico
1327	Macquarie Infrastructure and Real Assets SA	B138295	Luxembourg	Active	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
1334	Macquarie Infrastructure GP Limited	5755862	United Kingdom	Dormant	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1337	MACQUARIE INFRASTRUCTURE HOLDINGS AG (in liquidation)	CH-170.3.028.960-5/	Switzerland	In Liquidation	Group	Yes	Beethovenstrasse 9, 8002 Zurich, Switzerland
1340	MACQUARIE INFRASTRUCTURE MANAGEMENT (ASIA) PTY LIMITED - SINGAPORE BRANCH	T06FC6823A	Singapore	Active	Group	Yes	C/- Company Secretarial, Mezzanine Level, No. 1 Martin Place, Sydney NSW 2000, Australia
1341	MACQUARIE INFRASTRUCTURE MANAGEMENT (USA) INC	20-0643354	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1348	Macquarie Infrastructure Partners Canada GP Ltd.	4339673	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1351	Macquarie Infrastructure Partners II GP LLC		United States	Active	Group	Yes	1209 Orange Street , Wilmington DE 19801, United States
1354	MACQUARIE INFRASTRUCTURE PARTNERS INC	20-4166306	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1356	Macquarie Infrastructure Partners U.S. GP LLC	20-8983572	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1357	Macquarie Infrastructure Philippines Limited	46726	Bermuda	Active	Group	Yes	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
1358	MACQUARIE INFRASTRUCTURE PRIVATE TRUSTEE COMPANY LIMITED	29003	Bermuda	Active	Group	Yes	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
1360	MACQUARIE INFRASTRUCTURE REINSURANCE COMPANY LIMITED	41533	Bermuda	Active	Group	Yes	Canons Court, 22 Victoria Street, Hamilton Hm 12, Bermuda
1362	MACQUARIE INSURANCE (SINGAPORE) PTE. LTD.	200505701K	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1363	Macquarie Insurance Services Ltd./Services D’Assurances Macquarie Ltée	1460256	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1365	Macquarie International Advisory Limited	117787C	Isle of Man	Active	Group	Yes	33-37 Athol Street, Douglas, IM1 1LB, Isle of Man
1369	Macquarie International Holdings Limited	04125302	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1370	MACQUARIE INTERNATIONAL HOUSING AND LAND CONSULTING (SHANGHAI) COMPANY	310000400294785 (Jing An)	China	Active	Group	Yes	5C, Dong Yi Building, 88 Chang Shu Road, Shanghai, China
1377	Macquarie International Limited	01802574	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1378	MACQUARIE INTERNATIONAL LIMITED (NON HONG KONG COMPANY)	F11422	Hong Kong	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1379	MACQUARIE INTERNATIONAL NEW YORK PARKING CO	169002	Cayman Islands	To Be Liquidated	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1380	MACQUARIE INTERNATIONAL SC INVESTMENTS CO	169050	Cayman Islands	To Be Liquidated	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1381	Macquarie International Services Limited	502151	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1382	MACQUARIE INTERNATIONAL SMALL CAP ROADS CO. (In Liquidation)		Cayman Islands	In Liquidation	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1384	Macquarie Internationale Investments Limited	04957256	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1385	MACQUARIE INVESTMENT (HONG KONG) LIMITED	36631	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1386	MACQUARIE INVESTMENT ADVISORY (BEIJING) CO LTD	110000410210419	China	Active	Group	Yes	Lvl 17,Tower E2, Beijing Oriental Plaza, No.1 East Chang An Avenue, Dongcheng District, Beijing, China
1387	MACQUARIE INVESTMENT ADVISORY (BEIJING) LIMITED (SHANGHAI BRANCH)	012579(Xuhui)	China	Active	Group	No	Unit 1866, 18th Floor, The Centre, 989 Changle Road, Shanghai, China
1388	MACQUARIE INVESTMENT HOLDINGS INC (DEREGISTERED)	76-0738929	United States	De-registered	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1391	Macquarie Investment Management (Austria) GmbH	FN 350922 m	Austria	Active	Group	Yes	Kärntner Straße 28, 1010 Wien, Austria
1392	MACQUARIE INVESTMENT MANAGEMENT (BERMUDA) LIMITED	41471	Bermuda	Active	Group	Yes	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda
1393	MACQUARIE INVESTMENT MANAGEMENT (NZ) LIMITED	WN1114216	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1394	Macquarie Investment Management Austria Kapitalanlage AG	FN 171881 t	Austria	Active	Group	Yes	Kärntner Straße 28, 1010, Wien, Austria
1396	MACQUARIE INVESTMENT MANAGEMENT S.à r.l.	B108283	Luxembourg	Active	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
1403	Macquarie Investments (Proprietary) Limited	2009/012283/07	South Africa	Active	Group	Yes	Level 6, The District, 41 Sir Lowry Road, Woodstock, Cape Town, Western Province, 7925, South Africa
1404	MACQUARIE INVESTMENTS (SINGAPORE) LIMITED	WK-133809	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, Po Box 908, George Town, Grand Cayman, KY1-9005, Cayman Islands
1405	Macquarie Investments (UK) Limited	04104671	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1406	Macquarie Investments 1 Limited	05582630	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1407	Macquarie Investments 2 Limited	05708696	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1408	Macquarie Investments 3 Limited	07012592	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1410	Macquarie Investments Deutschland GmbH	HRB 74953	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1411	Macquarie Investments LLC	n/a	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1412	MACQUARIE INVESTMENTS SINGAPORE PTE. LIMITED (Liquidated (solvent) 18/09/2012)	200718499D	Singapore	Liquidated (solvent)	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1413	Macquarie Investments US Inc.	45-2856257	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1414	Macquarie Investor Products (UK) Limited	06373185	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1417	MACQUARIE JAPAN INFRASTRUCTURE NO.1 PTY LIMITED (JAPAN BRANCH)	0100-03-012002	Japan	Active	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1419	MACQUARIE JAPAN INFRASTRUCTURE NO.2 PTY LIMITED (JAPAN BRANCH)	0100-03-011932	Japan	Active	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1422	MACQUARIE JAPAN INFRASTRUCTURE NO.4 PTY LIMITED (JAPAN BRANCH)	0100-03-012591	Japan	Active	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1427	MACQUARIE KOREA ASSET MANAGEMENT CO., LTD.	104-81-76330	Korea, Republic of	Active	Group	Yes	109 Sogong-ro (4F Hanwha Bldg, 110 Sogong-dong), Jung-gu, Seoul, 100-755, Korea, Republic of
1430	MACQUARIE KOREA OPPORTUNITIES MANAGEMENT, LTD.	104-81-95716	Korea, Republic of	Active	Group	Yes	(Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of
1432	MACQUARIE LEASING (CHINA) CO LIMITED	100000400011564	China	Active	Group	Yes	Level 17, Office Tower E2, The Towers, Oriental Plaza,No.1 East Chang An Avenue, Dong Cheng District, Beijing 100738, China
1433	Macquarie Leasing (UK) Limited	02997799	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1434	Macquarie Leasing Limited	05867292	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1438	Macquarie Lending & Investment Partners LLP	OC363068	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1439	MACQUARIE LG BIOMASS LLC	20-3690322	United States	Active	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1446	Macquarie Management GmbH	HRB 74075	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1450	MACQUARIE MAURITIUS INVESTMENTS LIMITED	51142C1/GBL	Mauritius	Active	Group	Yes	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
1452	Macquarie MEAP Holding Ltd.	2264114	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1456	Macquarie Metals and Energy Capital (Canada) Ltd.	639997-5	Canada	Active	Group	Yes	550 Burrard Street, Suite 2400, Bentall 5, Vancouver BC V6C 2B5, Canada
1457	Macquarie Meters 1 (UK) Limited	04921203	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1458	Macquarie Meters 2 (UK) Limited	04920378	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1459	Macquarie Meters 3 (UK) Limited	07361419	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1460	Macquarie Meters 4 Limited	1344888	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1464	MACQUARIE MEXICO INFRASTRUCTURE MANAGEMENT, S.A. DE C.V.	Not Applicable	Mexico	Active	Group	Yes	Gonzalez Calvillo, S.C., Montes Urales No. 632 Piso 3, Lomas de Chapultepec, 11000 Mexico, D.F., 11000, Mexico
1465	Macquarie Mexico Real Estate Management, S.A. de C.V.	477795	Mexico	Active	Group	Yes	Paseo de la reforma 115, Piso 6 Colonia Lomas de Chapultepec CP 11000, Mexico City, D.F. Mexico, Mexico
1466	MACQUARIE MICROSTAR HOLDINGS INC	4508971	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1472	Macquarie MLH, LLC		United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1477	MACQUARIE MORTGAGES USA INC	22-3840451	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1479	MACQUARIE NB US HOLDINGS INC.	26-3834772	United States	Active	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1480	MACQUARIE NE HOLDINGS (SINGAPORE) PTE. LIMITED	200404077D	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1486	MACQUARIE NEW ZEALAND LIMITED	334868	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1487	Macquarie NM Management I, Inc	27-3311477	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1488	Macquarie NM Management II, Inc.	27-3311556	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1490	Macquarie North America Ltd.	3481018	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1497	MACQUARIE OFFSHORE MASTER FUND LIMITED	30414	Bermuda	Active	Group	Yes	Washington Mall 1, 3rd Floor, Reid Street, Hamilton Hm 11, Bermuda
1499	Macquarie Offshore Services Pty Ltd - Philippine Branch	FS200805155	Philippines	Active	Group	Yes	30/F Tower 1, The Enterprise Centre, Ayala Avenue, Makati City, Philippines
1500	MACQUARIE OIL AND GAS HOLDINGS INC	20-5426915	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1501	Macquarie Oil Services Canada Ltd	770975-7	Canada	Active	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
1502	MACQUARIE ONE LIMITED	OF2150	United Arab Emirates	Active	Group	Yes	Al Tamimi & Company, 29Th Floor, Dubai World Trade Centre, Po Box 9275, Dubai, United Arab Emirates
1503	Macquarie One LLC		United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1505	Macquarie PA TAP Management I, Inc.	27-3314672	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1506	MACQUARIE PACIFIC MANAGEMENT LIMITED (DEREGISTERED)	1860	Cook Islands	De-registered	Group	No	Bermuda House, Tutakimoa Road, Po Box 25, Rarotonga, Cook Islands
1512	MACQUARIE PETERBOROUGH HOSPITAL INVESTMENTS LIMITED	6349353	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1515	Macquarie Platinum Katella Inc.	27-0838084	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1516	Macquarie PMI LLC	27-4554619	United States	Active	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1517	Macquarie PMI Manager LLC		United States	Active	Group	Yes
1519	Macquarie Poinsettia Inc.	27-1560871	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, , Wilmington DE 19801, United States
1522	Macquarie Power Management Ltd.	4235312	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1523	MACQUARIE PRECISION MARKETING (JAPAN) LIMITED	0100-01-119544	Japan	Active	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1526	MACQUARIE PRINCIPAL (SINGAPORE) PTE. LTD.	200703284G	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1532	Macquarie Private Markets Fund GP S.à r.l	B162599	Luxembourg	Active	Group	Yes	4, rue Heinrich Heine, L-1720, Luxembourg
1533	Macquarie Private Markets Fund S.C.A., SICAV-FIS	B162637	Luxembourg	Active	Group	Yes	4, rue Heinrich Heine, L-1720, Luxembourg
1535	Macquarie Private Wealth Corp./Gestion Privee Macquarie Corp.	1405135	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1536	Macquarie Private Wealth Inc./Gestion Privee Macquarie Inc.	1745409	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1544	Macquarie Rail Canada Limited	730170-7	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1545	MACQUARIE RAIL INC.	20-3609362	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1546	MACQUARIE RAIL MANAGEMENT LLC	20-3609362	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1548	MACQUARIE REAL ESTATE ADVISORY SERVICES LLC	26-3872414	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1556	MACQUARIE REAL ESTATE FINANCE INC	22-3845767	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1557	MACQUARIE REAL ESTATE INC	13-4055193	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1558	Macquarie Real Estate Investments Europe Limited	6421191	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1559	MACQUARIE REAL ESTATE KOREA LTD.	104-81-74725	Korea, Republic of	Active	Group	Yes	(4th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of
1560	MACQUARIE REAL ESTATE SINGAPORE PTE. LIMITED (Liquidated (solvent) 18/09/2012)	200509669E	Singapore	Liquidated (solvent)	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1561	Macquarie Real Invest GmbH (in liquidation)	HRB 86922	Germany	In Liquidation	Group	Yes	Promenadeplatz 8, D-80333 Munich, Germany
1565	MACQUARIE RENEWABLE ENERGY INC	26-1386300	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1571	Macquarie Resource Capital Canada Ltd.	672846-4	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1573	Macquarie Restorations Limited	07055620	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1574	Macquarie Retail Management (Asia) Limited	998584	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1575	MACQUARIE RETAIL REAL ESTATE MANAGEMENT LIMITED	1273174	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1587	MACQUARIE SECURITIES (AUSTRALIA) LIMITED SHANGHAI REPRESENTATIVE OFFICE	310000500275474	China	Active	Group	Yes	Level 3, The Centre, 989 Chang Le Road, Shanghai, China
1588	MACQUARIE SECURITIES (NZ) LIMITED	1748511	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1589	MACQUARIE SECURITIES (THAILAND) LIMITED	0105539119915	Thailand	Active	Group	Yes	28th Floor, CRC Tower, All Seasons Place, 87/2 Wireless Road, Lumpini, Patumwan, Bangkok 10330, Thailand
1590	Macquarie Securities (UK) Limited	7283920	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1591	Macquarie Securities Financing Ltd (Canada)	728007-6	Canada	Active	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1592	MACQUARIE SECURITIES KOREA LIMITED	104-81-99444	Korea, Republic of	Active	Group	Yes	(3rd Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of
1594	MACQUARIE SECURITIES SOUTH AFRICA (PROPRIETARY) LIMITED	2006/023546/07	South Africa	Active	Group	Yes	The District, Level 6, 41-45 Sir Lowry Road, Woodstock, Cape Town, 7925, South Africa
1595	MACQUARIE SECURITISATION (HONG KONG) LIMITED	641342	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1598	Macquarie Securitization USA LLC	20-1702053	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1599	MACQUARIE SERVICES (HONG KONG) LIMITED	496224	Hong Kong	Active	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1600	Macquarie Services (Mexico), S.A. de C.V.	MSM081013GR9	Mexico	Active	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas 603 y 604, Col. Lomas de Chapultepec Delg. Miguel Hidalgo, C.P. 11000 Mexico D.F., Mexico
1601	Macquarie Services (USA) Partners	27-3610899	United States	Active	Group	Yes	125 West 55Th Street, New York, New York 10019, United States
1602	Macquarie Servicos Agricolas Limitada	11.988.470/001-21	Brazil	Active	Group	Yes	727 -14 and -cjs. 1401 e 1402 , Ribeirao Preto, SP, Brazil 14026 - 040, Brazil
1605	Macquarie Sierra Investment Holdings Inc.	45-4703789	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1611	MACQUARIE SPECIALISED ASSET MANAGEMENT (BERMUDA) LIMITED	EC#39329	Bermuda	Active	Group	Yes	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
1619	Macquarie Storage Investments Inc.		United States	Active	Group	Yes
1622	Macquarie Structured Products (Europe) GmbH	HRB 87430	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1624	Macquarie Structured Products (International) Limited (Registered as an external Company in South Africa)	2009/012427/10	South Africa	Active	Group	Yes	Level 6, The District, 41 Sir Lowry Road, Woodstock, Cape Town, Western Province, 7925, South Africa
1626	Macquarie Structured Securities (Europe) Public Limited Company	489855	Ireland	Active	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1630	MACQUARIE TCG (USA) LLC	20-5913559	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1631	MACQUARIE TECHNOLOGIES (M) SDN BHD	392769-T	Malaysia	Active	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia
1632	MACQUARIE TECHNOLOGY HOLDINGS (MALTA) LIMITED	C41050	Malta	To Be Liquidated	Group	Yes	171 Old Bakery Street, Valletta VLT 1455, Malta
1634	Macquarie Technology Services (Canada) Ltd.	680639-2	Canada	Active	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1639	Macquarie Townsend LLC	27-1215532	United States	Active	Group	Yes
1640	MACQUARIE TRADING HOLDINGS INC.	26-3372952	United States	Active	Group	Yes	125 West 55th Street, Level 22, New York NY 10019, United States
1641	MACQUARIE TRADING SERVICES INC	20-5913622	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1642	MACQUARIE TRANSMISSION MICHIGAN INC - SOLD	2585698	United States	Sold	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1643	MACQUARIE TREASURY MANAGEMENT LTD.	28999	Bermuda	Active	Group	Yes	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
1644	Macquarie Treuvermögen GmbH	HRB 76979	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1654	Macquarie Trustees Limited (in strike off)	06697750	United Kingdom	Strike Off Requested	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1655	Macquarie Trustees South Africa (Proprietary) Limited	2007/035961/07	South Africa	Active	Group	Yes	The District, Level 6, 41-45 Sir Lowry Road, Woodstock, Capetown, 7925, South Africa
1657	Macquarie UK Holdings Limited	02579363	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1661	Macquarie US Trading LLC	45-2856257	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1664	MACQUARIE VEHICLES (NZ) LIMITED	261723	New Zealand	Active	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1665	Macquarie Veridian Cove Inc.	26-2274361	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1666	Macquarie Verwaltungs GmbH	HRB 232580	Germany	Active	Group	Yes	Kaiserstraße 15, 76646 Bruchsal, Germany
1667	Macquarie Water Heater Rentals Holdings 2 LLC	26-1573148	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1668	Macquarie Water Heater Rentals Holdings LLC	26-0371235	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1669	Macquarie Water Heater Rentals LLC	26-0371235	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1670	MACQUARIE WATERFRONT PEARL INC.	27-0201039	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1671	Macquarie Zhaopin Holdings Limited	213181	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY1 9001, Cayman Islands
1694	MALL Jet Partners LDC	66195	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
1695	MALL Partners I, LDC	66690	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
1696	MALL Partners II Limited	86503	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
1697	MALL Partners III Limited	CR-93169	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
1698	MALL/CL Air Leasing Cooperative Association	54786	(Netherlands Antilles)	Active	Group	Yes	Intertrust Curacao, Zeelandia Office Park, Kaya W.F.G. (Jombi) Mensing 14, 2nd Floor, Willemstad, Curaçao
1708	MAP II GP Limited	MC-257951	Cayman Islands	Active	Group	Yes	Maples & Calder, Po Box 309, Ugland House, South George Street, George Town, Grand Cayman, KY1-1104, Cayman Islands
1725	MASA (France) SARL	500773510 RCS Paris	France	Active	Group	Yes	52, FR, rue de la Victoire, 75009 Paris, France
1726	MASB (France) SARL	500773726 RCS Paris	France	Active	Group	Yes	52, FR, rue de la Victoire, 75009 Paris, France
1727	MASC (France) SARL	509 298 634 RCS Paris	France	Active	Group	Yes	52 rue de la Victoire, 75009, Paris, FR, France
1728	MASL (Labuan) Limited	LL08078	Malaysia	Active	Group	Yes	Level 15(A2), Main Office Tower, Financial Park Labuan, Jalan Merdeka, 87000 Labuan F.T., Wilayah Persekutuan, Malaysia
1729	MASL Ireland (10) Limited	446197	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1730	MASL Ireland (11) Limited	446196	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1731	MASL Ireland (12) Limited	446195	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1732	MASL Ireland (13) Limited	446206	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1733	MASL Ireland (14) Limited	446207	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1734	MASL Ireland (17) Limited	446210	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1735	MASL Ireland (18) Limited	446187	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1736	MASL Ireland (19) Limited	446188	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1737	MASL Ireland (2) Limited	446205	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1738	MASL Ireland (20) Limited	446189	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1739	MASL Ireland (21) Limited	446190	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1740	MASL Ireland (22) Limited	446191	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1741	MASL Ireland (23) Limited	446192	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1742	MASL Ireland (24) Limited	447475	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1743	MASL Ireland (25) Limited	447474	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1744	MASL Ireland (26) Limited	447987	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1745	MASL Ireland (27) Limited	448204	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1746	MASL Ireland (28) Limited	447980	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1747	MASL Ireland (29) Limited	447981	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1748	MASL Ireland (3) Limited	446204	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1749	MASL Ireland (30) Limited	447982	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1750	MASL Ireland (31) Limited	447983	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1751	MASL Ireland (32) Limited	447984	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1752	MASL Ireland (33) Limited	447985	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1753	MASL Ireland (34) Limited	451456	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1754	MASL Ireland (35) Limited	451173	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1755	MASL Ireland (36) Limited	452129	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1756	MASL Ireland (37) Limited	452130	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1757	MASL Ireland (38) Limited	453683	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1758	MASL Ireland (39) Limited	453684	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1759	MASL Ireland (4) Limited	446203	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1760	MASL Ireland (5) Limited	446202	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1761	MASL Ireland (6) Limited	446201	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1762	MASL Ireland (7) Limited	446200	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1763	MASL Ireland (8) Limited	446199	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1764	MASL Ireland (9) Limited	446198	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1765	MASL Sweden (1) AB	556734-5524	Sweden	Active	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1766	MASL Sweden (2) AB	556734-6068	Sweden	Active	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1767	MASL Sweden (3) AB	556734-9310	Sweden	Active	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1768	MASL Sweden (4) AB	556734-9328	Sweden	Active	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1769	MASL Sweden (7) AB	556741-2498	Sweden	Active	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
1770	MASL Sweden (8) AB	556741-2506	Sweden	Active	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1771	MASL UK (1) Limited	06386342	United Kingdom	Active	Group	Yes	Marvic House, Bishops Road, London, EN, SW6 7AD, United Kingdom
1775	MC CAPITAL GROUP	363941	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1784	MCP Solar Assets Partners I LLC	26-1386300	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1785	MCP Solar Assets Partners II LLC	26-2282798	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1814	MEF US HOLDINGS INC.	26-3834702	United States	Active	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1820	MEIF (UK) Limited	04866246	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1882	Merino Air Leasing, Inc.		United States	Active	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
1887	MGIG UK Holdings Limited (Dissolved 24/11/2009)	5841526	United Kingdom	Dissolved	Group	No	Level 35, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1888	MGIG UK Limited (Dissolved 24/11/2009)	5841542	United Kingdom	Dissolved	Group	No	Level 35, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1889	MGIG US HOLDINGS LLC (DEREGISTERED)	4172509	United States	De-registered	Group	No
1890	MGJ HOLDINGS PTE. LIMITED	200708397H	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1901	MGOP Feeder I GP LLC	20-8983572	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1912	MIAC HOLDINGS (US) INC.	26-4389136	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1913	MIAC SERVICES INC.	26-4389305	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1924	MIF Leasing GmbH (in liquidation)	HR B 82517	Germany	In Liquidation	Group		c/o Macquarie Bank International Limited, Promenadeplatz 8, 80333 Munich, Germany
1925	MIF US Investment Holdings LLC	20-8723490	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1926	MIF US INVESTMENT PARTNERSHIP	20-8879012	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1930	MIHI LLC	13-3789912	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1986	MIREF INTERNATIONAL HOLDINGS LIMITED (Dissolved on 21/07/2010) - Still pending Formal	59705C1/GBL	Mauritius	Dissolved	Group	Yes	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
1992	MJL ACE LTD.	0100-02- 032951	Japan	Dormant	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1993	MJL BAY LTD.	0100-02- 032952	Japan	Dormant	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
2012	MMUSA Warehouse No. 1 LLC	20-1702053	United States	To Be Liquidated	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2015	Mongoose Acquisition LLC	810 610 205	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2017	Monkwell Investments Limited	WK-133920	Cayman Islands	Active	Group	Yes	Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, KY1-9005, Cayman Islands
2018	Moonstone Lien Investments, LLC	20-5336393	United States	Dormant	Group	Yes

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
2037	MPFI INVESTMENTS LIMITED	451722	Ireland	Active	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
2041	MQ ABSOLUTE RETURN STRATEGIES - ASIA	MC-162571	Cayman Islands	To Be Liquidated	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
2059	MQ SPECIALISED INVESTMENT MANAGEMENT (SINGAPORE) PTE. LIMITED	200703288K	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
2067	MQG Commodities (India) Private Limited	U51909MH2012FTC2 26545	India	Active	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India
2120	MSCR FINANCE, LLC (SOLD 2/10/06)		United States	Sold	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2158	NCH Symphony Limited (in liquidation)	451296	Ireland	In Liquidation	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
2185	NDI NO.1 LLC	n/a	United States	To Be Liquidated	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2190	New World Gaming International S.a.r.l	B132283	Luxembourg	Active	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
2212	NWG Canada Investments Ltd.	BC0883591	Canada	Active	Group	Yes	Blake, Cassels & Graydon LLP, 595 Burrard Street, P.O. Box 49314, Suite 2600, Three Bentall Centre, Vancouver BC V7X 1L3, Canada
2219	O’Farrell Leasing (Holdings) Ltd.	CR-114570	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
2220	OLF, LLC	27-4650575	United States	Active	Group	Yes
2223	One Call Debt Help LLC	26-33383464	United States	Dormant	Group	Yes
2233	OW Funding Limited	205391	Cayman Islands	Active	Group	Yes	Walker House, Mary Street, Po Box 908Gt, George Town, Grand Cayman, Cayman Islands
2243	PADUA MG HOLDINGS LLC	26-1286651	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2256	Pathglade Limited	490262	Ireland	Active	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
2303	Presidio Partners LLC		United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
2323	PT Macquarie Capital Securities Indonesia	09.03.1.67.21972	Indonesia	Active	Group	Yes	Indonesia Stock Exchange Tower 1, 8th Floor, Jl. Jend. Sudirman Kav. 52-53, Jakarta 12190, Indonesia
2324	PT MACQUARIE COMMODITIES INDONESIA	09.03.1.05.73897	Indonesia		Group	Yes	Indonesia Stock Exchange Tower 1, 8th Floor, Jl. Jend. Sudirman Kav. 52-53, Jakarta 12190, Indonesia
2325	PT MPM INDONESIA	09.03.1.70.68374	Indonesia	Active	Group	Yes	The Indonesia Stock Exchange Building, , Tower I, 8th floor, Jalan Jend Sudirman Kav.52-53, Jakarta 12190, Indonesia
2326	PT WANA HIJAU NUSANTARA	09.03.1.46.66473	Indonesia	Active	Group	No	Wisma Metropolitan II, 6th floor, Jl. Jenderal Sudirman Kav.29-31, Jakarta Selatan 12920, Indonesia
2383	Pure Montain Company S.A.S.	511 507 527 RCS Grenoble	France	Dormant	Group	Yes	98 rue louis barren, 38430, Saint-Jean, de Moirans, France
2385	QIMONDA LEASING TRUST 2007		United States	Dissolved	Group	No	Sandston, Virginia, United States
2409	RED HOLLOW WIND LLC	26-5600465	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2415	Regal Capital Advisors, LLC	26-4167476	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
2416	Regal Capital Group, LLC	26-4203808	United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
2420	Relational Technology Services, Inc.		United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
2430	RESOURCE MARINE PTE. LIMITED	200921086K	Singapore	Active	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
2432	Resource Marine Pte. Limited (UK Establishment)	FC029978	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2462	Retirement Financial Services, Inc.	23-2828161	United States	Active	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
2475	Rossignol GmbH	CH -150.4.000.882-8	Switzerland	Active	Group	Yes	Rothusstrasse 19, Postfach 561, Hunenberg, Switzerland
2476	Rossignol Lange S.R.L.	P.I. 00351680079	Italy	Active	Group	Yes	Via San Gaetano, 31044, Montebelluna, Italy
2477	Rossignol Lange S.R.L. (Romania Representative Office)		Romania	Active	Group	No
2478	Rossignol Osterreich GmbH	FN Innsbruck 30814	Austria	Active	Group	Yes	Valiergasse 62/I, A 6020, Innsbruck, Austria
2479	Rossignol Sci S.R.L.	00161930029	Italy	Active	Group	Yes	Via Viviani Vincenzo 8, 20124 Milano, Italy
2480	Rossignol Ski Company, Incorporated	03-0258683	United States	Active	Group	yes	1413 Center Drive, P.O. Box 981060, Park City UT 84098, United States
2481	Rossignol Ski Deutschland GmbH	HRB 7401	Germany	Active	Group	Yes	Zielstattstrasse 9-11, 81379, Munchen, Germany
2518	Service Line Warranties of America, Inc.		United States	Active	Group	Yes	CT Corporation System, 818 West 7th Street, Los Angeles CA 90017, United States
2519	Service Line Warranties of America, Inc.		United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
2530	SHELBY ENERGY HOLDINGS, LLC	20-5913622	United States	Active	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2537	Shichi Limited	464139	Ireland	Active	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
2540	SiCURAnt InvestCo GP Limited	7163380	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2541	SiCURAnt InvestCo Limited Partnership	LP013811	United Kingdom	Sold	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2542	SiCURAnt InvestCo LP SPRL (sold 17/9/10)	0823.678.567	Belgium	Sold	Group	No	1050 Brussels, Avenue Louise, 331-333, Belgium
2557	Skis Dynastar S.A.S.	606 320 174 RCS ANNECY	France	Active	Group	Yes	Route de Geneve, 74700, Sallanches, France
2558	Skis Dynastar, Inc	03-0265132	United States	Active	Group	yes	1413 Center Drive, P.O. Box 981060, Park City UT 84098, United States
2559	Skis Rossignol - Club Rossignol (Chinese Rep Office)	808000	China	Active	Group	No
2560	Skis Rossignol de Espana, S.L.	B08 - 266140	Spain	Active	Group	Yes	Poligono Industrial, Santa Maria de Artes, 08271, Artes, Province de Barcelone, Spain
2561	Skis Rossignol S.A.S.	056 502 958 RCS GRENOBLE	France	Active	Group	Yes	98 rue louis barren, 38430, Saint-Jean, de Moirans, France
2590	Societe Civile Immobiliere Promo-Star	320 114 937	France	Active	Group	Yes	66 Av De Geneve, 74700, Sallanches, France
2615	Specialty Finance Holdings, Inc.		United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2642	Structural Support Systems Germany GmbH	HRB80040	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
2671	TAIKANSAN KAIHATSU LIMITED	0100-02-017866	Japan	Active	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
2683	TAURUS AEROSPACE GROUP INC.	26-1233254	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2684	TAURUS AEROSPACE GROUP LLC	26-1233254	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2685	Taurus Aerospace Holdings, LLC		United States	Active	Group	Yes
2688	Tax Ease CA, LLC	20-5474013	United States	Dormant	Group	Yes
2689	Tax Ease Employee Services Company LLC	20-2937172	United States	Active	Group	Yes
2690	Tax Ease Funding GP LLC	75-3130887	United States	Active	Group	Yes
2691	Tax Ease Funding, LP	75-3130885	United States	Active	Group	Yes
2692	Tax Ease Holdings LLC		United States	Dormant	Group	Yes
2693	Tax Ease Lien Investments 1 LLC	20-2937080	United States	Active	Group	Yes
2694	Tax Ease Lien Servicing LLC	26-4377481	United States	Active	Group	Yes
2695	Tax Ease NY, LLC	41-2228674	United States	Dormant	Group	Yes	14901 Quorum Drive, Dallas TX 75254, United States
2696	Tax Ease Ohio, LLC	20-2937103	United States	Active	Group	Yes
2697	Tax Ease PA, Inc	42-1664041	United States	Dormant	Group	Yes
2698	Tax Ease, LP	75-3130882	United States	Active	Group	Yes
2717	Tension Services Holdings GmbH	HRB80044	Germany	Active	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
2720	Tex Funding	238030	Cayman Islands	Active	Group	Yes
2721	Texas Rail Terminal LLC		United States	Active	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
2727	The Bluebell Transportation LLP	OC315196	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2735	The Goonzaran LLP	OC315171	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2741	THE MACQUARIE TOPI40 INVESTMENT TRUST		South Africa	Dormant	Group	Yes
2744	THE MF TRUST	IT1872/2007	South Africa	Active	Group	Yes	Level 6, The District, 41 Sir Lowry Road, Woodstock, Cape Town, Western Province, 7925, South Africa
2784	Tristone Capital Global Inc.	2012853459	Canada	Active	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
2785	Tristone Capital Inc.	208568022	Canada	Active	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
2786	Tristone Capital Limited	5366079	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2789	Tristone Capital SA Ltd	2012712838	Canada	Active	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
2797	UCITS-Emerging Markets Fund		Ireland	Active	Group	No	Earlsfort Terrace, Dublin 2, Ireland

	Company Name	Company number	Country	Company status	Macquarie Insurance Category	Controlled	Registered Office address
2798	UCITS-Global Estate Fund		Ireland	Active	Group	No	Earlsfort Terrace, Dublin, Ireland
2799	UCITS-Global Value Equity Fund		Ireland	Active	Group	No	Earlsfort Terrace, Dublin, Ireland
2800	UCITS-Large Cap Growth Fund		Ireland	Active	Group	No	Earlsfort Terrace, Dublin, Ireland
2801	UCITS-Large Cap Value Fund		Ireland	Active	Group	No	Earlsfort Terrace, Dublin, Ireland
2846	Utility Metering Services Limited	03705740	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2847	Utility Service Partners Private Label of Virginia Inc.	45-2982811	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
2848	UTILITY SERVICE PARTNERS PRIVATE LABEL, INC.	20-4282684	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
2849	UTILITY SERVICE PARTNERS, INC.	20-0258843	United States	Active	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2851	Valley Leasing Limited	WK-137396	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, KY, KY1-9002, Cayman Islands
2852	VALUE LOAN MORTGAGE LLC	107-87-51612	Korea, Republic of	Active	Group	Yes	10F Credit Plaza, 13-13 Yeoido-dong, Youngdeungpo-gu, Seoul, Korea, Republic of
2887	West Portal Leasing Limited	WK-166995	Cayman Islands	Active	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
2907	Winslow Lien Investments, LLC	20-2937224	United States	Dormant	Group	Yes
2917	YBR Feeder GP Limited	5532426	United Kingdom	Active	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2922	Yorkton Capital Partners II Inc.	1449995	Canada	In Liquidation	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
2923	Yorkton Capital Partners Inc.	1430727	Canada	In Liquidation	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
2926	Yorkton Partners 2001 Fund, LP	BIN 110589777	Canada	In Liquidation	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
2927	Yorkton Private Equity Limited Partnership	BIN: 101242931	Canada	In Liquidation	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
2928	Yorkton Private Equity Non-Resident Limited Partnership	BIN: 110078755	Canada	In Liquidation	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

SCHEDULE IV

OTHER MATERIALS

The “Other Materials” are limited to the materials attached to this Schedule IV.

None.

Schedule IV-1

SCHEDULE V

EXCLUDED INFORMATION

Excluded Information consists of the items encircled in the attached pages from the Prospectus.

Schedule V-1

Australian Tax Considerations

Taxation of Interest on US$ Notes

Payments of principal and interest on the notes will be reduced by any applicable withholding taxes. The issuer trustee is not obligated to pay any additional amounts to the noteholders to cover any withholding taxes.

In the opinion of Allen & Overy, Australian tax counsel for the manager, under current Australian tax laws, non-resident noteholders (who do not hold their notes as part of a business carried on in Australia, or through a permanent establishment in Australia), are not subject to Australian withholding tax on payments of interest where the interest withholding tax exemption under section 128F of the Australian Tax Act applies.

In the opinion of Allen & Overy, if an exemption from interest withholding tax under section 128F of the Australian Tax Act does not apply, any withholding tax applying to payments of interest will be a final tax and no further amount of Australian tax will be levied.

One or more underwriters have agreed with the issuer trustee to offer the US$ notes for subscription or purchase in accordance with certain agreed procedures and conditions contained in the underwriting agreement. It is expected that the issuer trustee will be able to demonstrate that the relevant public offer tests under section 128F will be satisfied in relation to the issuance and sale of the US$ notes if the agreed procedures and conditions contained in the underwriting agreement are complied with. One of these conditions is that the issuer trustee must not know or have reasonable grounds to suspect that a US$ note, or an interest in a US$ note, was being, or would later be, acquired directly or indirectly by any Offshore Associates of the issuer trustee, the capital unitholder or the income unitholder. Accordingly, subject to limited exceptions, Offshore Associates of the issuer trustee, the capital unitholder or the income unitholder should not acquire the US$ notes. See “Australian Tax Matters— Taxation of Interest on US$ Notes—Non-Australian Noteholders—Interest Withholding Tax” in the prospectus.

Under current tax law, tax will be deducted on payments to an Australian resident noteholder or a non-resident holding the notes at or through a permanent establishment in Australia who does not provide the issuer trustee with a tax file number or an Australian business number (where applicable) or proof of an appropriate exemption to quote such numbers.

Taxation of Profit on US$ Notes

In the opinion of Allen & Overy, non-resident noteholders will not be subject to Australian income tax on any profits derived from the sale or disposal of the notes, including by way of part or full repayment of principal on the notes by the issuer trustee, provided the profits do not have an Australian source, or where the non-resident is located in a country with which Australia has concluded a tax treaty, the notes are not held, and the sale and disposal of the notes does not occur, as part of a business carried on at or through a permanent establishment in Australia.

Prospective noteholders should obtain taxation advice from their own tax advisers in relation to the tax implications of an investment in the notes.

•	the Issuer Trustee is a resident of Australia or is a non-resident carrying on business through an Australian Establishment when the interest is paid; and

•	the issue of the Notes satisfies the public offer test set out in section 128F(3), (3A) or (4) of the Australian Tax Act.

One or more underwriters have agreed with the Issuer Trustee to offer the US$ Notes for subscription or purchase in accordance with certain procedures intended to result in the public offer test being satisfied.

Under current Australian tax law, the public offer test will not be satisfied if, at the time of issue, the Issuer Trustee knew, or had reasonable grounds to suspect, that the US$ Notes, or an interest in the US$ Notes, was being, or would later be, acquired either directly or indirectly by an Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust, other than in the capacity of a dealer, manager or underwriter in relation to the placement of the US$ Notes, or in the capacity of a clearing house, custodian, funds manager or responsible entity of a registered scheme. The term “Offshore Associate” means an associate (as defined in section 128F(9) of the Australian Tax Act) of an entity that is either:

•	a non-resident of Australia that does not acquire the Notes or an interest in the Notes in carrying on a business in Australia at or through a permanent establishment of the associate in Australia; or

•

a resident of Australia that acquires the Notes or an interest in the Notes in carrying on a business in a country outside Australia at or through a permanent establishment of the associate in that country.

The exemption under section 128F also does not apply to interest paid by the Issuer Trustee to an Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust if, at the time of payment of the interest, the Issuer Trustee knows, or has reasonable grounds to suspect, that such person is an Offshore Associate and the Offshore Associate does not receive the payment in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered scheme.

Accordingly, the US$ Notes should not be acquired by any Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust, subject to the exceptions referred to above.

The A$ Notes will not be offered in a manner which satisfies the public offer test in Section 128F and, accordingly, will not have the benefit of the section 128F exemption.

In the event that the exemption from interest withholding tax under section 128F does not apply, an exemption or reduction may nonetheless be available in certain circumstances under an applicable double tax agreement (referred to below).

PLAN OF DISTRIBUTION

Underwriting

Under the terms and subject to the conditions contained in the US$ Underwriting Agreement (the “Underwriting Agreement”) dated as of October [_] ,2012, among the Issuer Trustee, the Manager, Macquarie Leasing and J.P.Morgan Securities LLC, as the representative of the several Underwriters listed below (the “Underwriters”), the Issuer Trustee has agreed to sell to each of the Underwriters, and each of the Underwriters has agreed to purchase from the Issuer Trustee, the principal amount of the US$ Notes set forth opposite its name below:

Principal Amount (US$) of:

Underwriter	Class A-l Notes	Class A-2a Notes	Class A-2b Notes	Class A-3a Notes	Class A-3b Notes	Class A-4a Notes	Class A-4b Notes
J.P. Morgan Securities LLC	$[]	$[]	$[]	$[]	$[]	$[]	$[]

RBS Securities Inc.	$[]	$[]	$[]	$[]	$[]	$[]	$[]

Macquarie Capital (USA) Inc.	$[]	$[]	$[]	$[]	$[]	$[]	$[]

ANZ Securities, Inc.	$[]	$[]	$[]	$[]	$[]	$[]	$[]

The Underwriting Agreement provides that all classes of Notes must be issued and purchased (or retained by the Depositor or one or more of its affiliates) for any US$ Notes to be issued and purchased by the Underwriters. The Underwriting Agreement also provides that if any Underwriter defaults, the purchase commitments of the non-defaulting Underwriters may be increased or the offering may be terminated.

Initially Macquarie Leasing or one or more of its affiliates will retain the A$ Notes.

The Underwriters propose to offer the US$ Notes initially at the public offering prices on the cover page of this prospectus supplement expressed as a percentage of the relative principal balance.

Pursuant to the Underwriting Agreement, the Manager and Macquarie Leasing have agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to certain payments which the Underwriters may be required to make in that respect.

The US$ Notes are a new issue of securities with no established trading market. The Depositor and the Issuer Trustee have been advised that one or more of the Underwriters intends to make a secondary market for the US$ Notes. However, they are not obligated to do so and may discontinue making a secondary market for the US$ Notes at any time without notice. No assurance can be given as to whether a secondary market for the US$ Notes will develop, or if it does develop, how liquid the secondary market for the US$ Notes will be.

S-133

In the ordinary course of their business, some of the Underwriters and some of their affiliates have in the past and may in the future engage in commercial and investment banking activities with Macquarie Bank and its affiliates. Macquarie Capital (USA) Inc. is an affiliate of Macquarie Bank Limited, Macquarie Leasing and the Manager. Macquarie Capital (USA) Inc. is a wholly-owned indirect subsidiary of Macquarie Group Limited. ANZ Securities, Inc. is an affiliate of the Currency Swap Provider. Each of the Manager and the Servicer is a wholly-owned subsidiary of Macquarie Bank. Affiliates of the Underwriters (other than Macquarie Capital (USA) Inc.) provided financing for the Warehouse Trusts established under the SMART securitisation programme from which the SMART Receivables are to be sold to the Issuer Trustee on the Closing Date. Proceeds from the issuance of the Notes will be used to repay such financings.

The Underwriters may act through one or more of their affiliates when selling the US$ Notes purchased by the Underwriters outside the United States. However, each Underwriter will represent that (a) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the “FSMA”) with respect to anything done by it in relation to the US$ Notes in, from or otherwise involving the United Kingdom; and (b) it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any securities in circumstances in which Section 21(1) of the FSMA does not apply to the Depositor.

Offering Restrictions

Australia

This prospectus is not a “Product Disclosure Statement” for the purposes of Chapter 7 of the Australian Corporations Act 2001 (Cth) and has not been lodged with the Australian Securities and Investments Commission as a disclosure document under Part 6D.2 of the Australian Corporations Act 2001 (Cth). Accordingly, each of the Underwriters has severally represented and agreed that it has not offered and will not offer, for issue, and has not invited and will not invite applications for the issue of the US$ Notes or offer the US$ Notes for sale or invite offers to purchase the US$ Notes to a person, unless (i) the minimum amount payable to the relevant Underwriter by each person for the US$ Notes (after disregarding any amount paid or payable or lent by the Underwriter or any associate (as determined under sections 10 to 17 of the Australian Corporations Act 2001 (Cth)) of the Underwriter, on acceptance of that offer by that person is at least A$500,000 (calculated in accordance with both section 708(9) of the Australian Corporations Act 2001 (Cth) and regulation 7.1.18 of the Corporations Regulations 2001 (as amended) of the Commonwealth of Australia) (or its equivalent in another currency), or (ii) the offer, invitation or sale otherwise does not require disclosure to investors under Part 6D.2 of the Australian Corporations Act 2001 (Cth), otherwise complies with the Australian Corporations Act 2001 (Cth) and is not made to a person who is a “retail client” within the meaning of section 761G of the Australian Corporations Act 2001 (Cth). In addition, the Underwriting Agreement contains provisions which require each of the Underwriters to take certain steps in relation to the offering of the US$ Notes so that the Issuer Trustee can establish that it has met the requirements of the Australian Income Tax Assessment Act 1936 (Cth) (see “Australian Tax Matters—Tax Status of the Trust” in the prospectus).

SCHEDULE VI

FORM OF OFFICER’S CERTIFICATES

MACQUARIE LEASING PTY LIMITED

OFFICER’S CERTIFICATE

[        ], 20[  ]

Reference is made to the US$ Underwriting Agreement, dated [            ], 20[ ] (the “Underwriting Agreement”) among (i) Perpetual Trustee Company Limited in its capacity as trustee of the SMART ABS Series 2012-4US Trust (the “Issuer Trustee”); (ii) Macquarie Securities Management Pty Limited (the “Manager”); (iii) Macquarie Leasing Pty Limited (“MLPL”) and (iv) [            ], as Underwriter and as Representative of [            ],[            ], and [            ]. as the several Underwriters. Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

The undersigned, [—], in [his][her] capacity as [—] of MLPL, and not in [his][her] personal capacity, hereby certifies that [he][she] has reviewed the Underwriting Agreement, the Time of Sale Information, the Other Materials and the Prospectus and that in relation to MLPL:

(a)	the representations and warranties of MLPL contained in the Underwriting Agreement are true and correct on and as of the Closing Date, the representations and warranties of MLPL in the Transaction Documents are true and correct as of the dates as of which they are made therein and MLPL shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(b)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of MLPL or Macquarie Bank Limited, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Schedule VI-1

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

SIGNED BY:

Name: Title:

Schedule VI-2

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

OFFICER’S CERTIFICATE

[        ], 20[  ]

Reference is made to the US$ Underwriting Agreement, dated [            ], 20[ ] (the “Underwriting Agreement”) among (i) Perpetual Trustee Company Limited in its capacity as trustee of the SMART ABS Series 2012-4US Trust (the “Issuer Trustee”); (ii) Macquarie Securities Management Pty Limited (the “Manager”); (iii) Macquarie Leasing Pty Limited (“MLPL”); and (iv) [            ], as Underwriter and as Representative of [            ],[            ] and [            ] as the several Underwriters. Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

The undersigned, [—], in [his][her] capacity as [—] of the Manager, and not in [his][her] personal capacity, hereby certifies that [he][she] has reviewed the Underwriting Agreement, the Time of Sale Information, the Other Materials and the Prospectus and that in relation to the Manager:

(a)	the representations and warranties of the Manager contained in the Underwriting Agreement are true and correct on and as of the Closing Date, the representations and warranties of the Manager in the Transaction Documents are true and correct as of the dates as of which they are made therein and the Manager shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(b)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of the Manager or Macquarie Bank Limited, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Schedule VI-3

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

SIGNED BY:

Name: Title:

Schedule VI-4

SCHEDULE VII

RATING AGENCY INFORMATION

None.

Schedule VII

SCHEDULE VIII

SELLING CONCESSIONS AND REALLOWANCE DISCOUNTS

	Selling Concessions	Reallowance Discount
Class A-1 Notes	0.066%	0.033%
Class A-2a Notes	0.132%	0.066%
Class A-2b Notes	0.132%	0.066%
Class A-3a Notes	0.192%	0.096%
Class A-3b Notes	0.192%	0.096%
Class A-4a Notes	0.240%	0.120%
Class A-4b Notes	0.240%	0.120%

Schedule VIII

Table of Contents

1.	PURCHASE AND SALE	4

2.	OFFERING	5

3.	DELIVERY AND PAYMENT	6

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS BY UNDERWRITERS	6

5.	REPRESENTATIONS AND WARRANTIES OF THE MACQUARIE PARTIES AND THE ISSUER TRUSTEE	9

6.	COVENANTS AND AGREEMENTS BY THE MANAGER, MLPL AND THE ISSUER TRUSTEE	19

7.	CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS	24

8.	INDEMNIFICATION AND CONTRIBUTION	26

9.	TERMINATION	30

10.	EFFECTIVENESS OF AGREEMENT; DEFAULT OF UNDERWRITERS	31

11.	EXPENSES	32

12.	CONSENT TO JURISDICTION; APPOINTMENT OF AGENT TO ACCEPT SERVICE OF PROCESS	32

13.	FOREIGN TAXES	33

14.	WAIVER OF IMMUNITIES	33

15.	JUDGMENT CURRENCY	33

17.	CERTAIN MATTERS RELATING TO THE ISSUER TRUSTEE	34

18.	SUCCESSORS	35

19.	ACTIONS BY REPRESENTATIVE; NOTICES	35

21.	COUNTERPARTS	37

22.	INVESTMENT IN THE US$ NOTES	37

23.	AMENDMENTS; WAIVERS	37

24.	HEADINGS	37

25.	SEVERABILITY	37

26.	GOVERNING LAW	37

27.	WAIVER OF JURY TRIAL	38

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Schedule I     Purchase Commitments

Schedule II    List of Section 128F(9) Associates of the Issuer Trustee

Schedule III  List of Section 128F(9) Associates of the Macquarie Parties

Schedule IV  Other Materials

Schedule V    Excluded Information

Schedule VI   Forms of Officer’s Certificates

Schedule VII  Rating Agency Information

Schedule VIII Selling Concessions and Reallowance Discounts

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